Table of Contents

Page

Message from the Chairman                        1

Fund Reports

Franklin Global Government
Income Fund                                      3

Franklin Short-Intermediate
U.S. Government Securities Fund                 10

Franklin Convertible
Securities Fund                                 14

Franklin Adjustable U.S.
Government Securities Fund                      19

Franklin Equity Income Fund                     24

Franklin Adjustable Rate
Securities Fund                                 30

Statement of Investments                        35

Financial Statements                            50

Notes to Financial Statements                   56

Report of Independent Auditors                  67










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MESSAGE FROM THE CHAIRMAN
                                                    December 15, 1995

Dear Shareholder:

It's a pleasure to bring you the annual report of the Franklin Investors Securities Trust for the period ended October 31, 1995.

Overall, the Trust's fiscal year was one marked by contrasts. During the first four months of the reporting period, the Federal Reserve Board continued its aggressive campaign to control inflation, raising the federal funds rate twice, to 6.00% from 4.75%.

By March 1995, the effects of these tightenings were realized. U.S. Gross Domestic Product (GDP) fell from an annualized rate of 5.1% in the fourth quarter of 1994 to just 1.3% in the second quarter of 1995.* This economic climate resulted in what is commonly referred to as a "soft landing" -- an ideal investment environment characterized by modest economic growth and low inflation.

However, the extremely slow growth of the second fiscal quarter prompted the Fed to ease monetary policy in July 1995.

*Source: U.S. Commerce Department

The bond markets anticipated the move, as interest rates decreased steadily since the start of 1995. Shortly after July, economic reports indicated that the rate of growth would again increase in the third quarter of 1995. Likewise, interest rates rose, especially for longer maturity bonds. This positive climate, in combination with strong corporate earnings, bode well for the U.S. stock market, and resulted in a powerful upward surge in equity prices. Under these economic conditions, the funds within the Franklin Investors Securities Trust performed well over the fiscal year.

While this stable economic environment proved beneficial to the performance of the funds in the Trust, no one can predict what lies ahead for investors. There's no guarantee that the markets will continue to perform as well in the months to come. As you know, markets experience volatility, which is a normal part of investing.

Market fluctuations are why we have always encouraged our shareholders to focus on their long-term investment goals. If you can remain invested over the long term, you may be able to overlook short-term volatility that accompanies stock and bond markets.

The following pages contain specific information about each fund's performance. While each fund has distinct investment objectives, the fundamental principles remain the same: careful selection and constant professional investment supervision.

We appreciate your continued support, welcome your comments, and look forward to serving you in the years to come.

Sincerely,





Charles B. Johnson
Chairman
Franklin Investors Securities Trust



FRANKLIN GLOBAL GOVERNMENT INCOME FUND

Fund Objective:
Seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.*


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

*The risks of investing in a global fund concentrating in a single industry, such as currency fluctuation and increased susceptibility to adverse economic, political or regulatory developments, are described in the fund's prospectus.


Global bond markets generally followed the rising interest rate trend set in the U.S. during 1994. However, after yields continued to rise over the first two months of the fund's fiscal year, this upward trend reversed and interest rates generally declined until the end of June 1995. When U.S. bond yields began again to rise in early July 1995, other markets followed. Prices in global bond markets declined at the beginning of the reporting period, and rose for roughly seven months before declining again in July and early August.

In Japan, Gross Domestic Product (GDP) was essentially flat, with the annualized growth rate for the first quarter of 1995 reporting an increase of only 0.3%.** The Japanese economy has struggled with a strong currency for the last several years. A plan to stimulate consumer spending is being put into effect, but the combination of a strong currency and a weakened banking system are preventing a resurgence of business activity.

**Source: Japanese Ministry of International Trade and Industry

The German economy was also adversely affected by a strong currency. German firms reported pressure on profits because of lower margins on foreign trade. At the same time, the strong Deutschmark alleviated pressure on wholesale prices and helped to keep inflation low. The Bundesbank eased monetary policy earlier in 1995, but maintained a fairly tight policy in view of the moderate trend in consumer prices.

The deceleration of worldwide economic growth enabled global bond markets to perform well over the fund's fiscal year. This is best illustrated in the U.S. bond market and in those markets closely related to it: Canada, Australia and New Zealand, which comprise 14.9%, 11.3% and 2.0%, respectively, of the fund's total net assets. Rates have fallen in each of these markets as growth expectations slowed. When growth was strong, authorities were more likely to tighten rates there than in other regions. As a result, rates have had further to fall.

   Franklin Global Government Income Fund
   Geographic Distribution
   As a percentage of total market value

   Country                 10/31/94         10/31/95

   Argentina                 7.6%              6.1%

   Australia                16.3%             11.3%

   Canada                   17.5%             14.9%

   Denmark                   5.4%              6.3%

   European Currency         1.0%              0.0%

   France                    0.4%              4.7%

   Germany                   2.8%             12.7%

   Greece                    3.3%              0.0%

   India                     0.5%              0.5%

   Indonesia                 0.0%              0.0%

   Italy                     5.1%              3.1%

   Japan                     0.3%              0.0%

   Mexico                    4.3%              3.2%

   New Zealand               7.7%              2.0%

   South Africa              4.9%              1.5%

   Spain                     5.3%              4.9%

   Sweden                    3.8%              0.0%

   Thailand                  1.1%              0.8%

   United Kingdom            7.6%              0.0%

   United States             5.1%             28.0%

Total market value is the value of the fund's investments and does not include certain liabilities and other assets. For a complete list of portfolio holdings, please see page 35 of this report.


We also focused on higher yielding markets. In the European region, we concentrated on Italy and Spain, now at 3.1% and 4.9%, respectively, of the portfolio's total net assets. In addition, we focused on the dollar bloc region (in particular, Australia and Canada), and also made investments in a broad range of emerging markets such as Argentina (6.1%). A positive factor for lower global rates has been a decline in market volatility. The Bundesbank, the U.S. Federal Reserve and the Bank of Japan all eased monetary policy in the third quarter of 1995. This tended to make investors more comfortable, reassuring them that even if growth accelerates, interest rates may not increase as rapidly as in the past. As investors reach for additional yield and threats to stability seem to be more remote, the higher risk markets mentioned above should perform well.

The global economy continues to expand -- albeit at a moderate rate -- and inflation remains subdued. The U.S. Federal Reserve may slow its easing of monetary policy, but we believe the global decline in interest rates will continue. As global economic expansion moves forward, however, some upward pressure on inflation is likely. Still, upward movement remains muted compared with the experience of recent business cycles. Growth may increase slightly in 1996, but is unlikely to be a threat to inflation, and our general expectation is that the low volatility in global interest rates should continue into the first quarter of 1996.

Performance Summary
Class I Shares

The Franklin Global Government Income Fund reported a one-year cumulative total return of +12.65% for the period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the maximum initial sales charge.

The price of your fund's shares, as measured by net asset value, increased to $8.31 on October 31, 1995, from $8.06 on October 31, 1994.

Over the reporting period, shareholders received income distributions totaling 71 cents ($0.71) per share. Due to reduced income earned by the fund, the dividend was reduced to 5.0 cents ($0.050) from 6.0 cents ($0.060) per share. Based on the current monthly dividend of 5.0 cents per share and the maximum offering price of $8.68 on October 31, 1995, the distribution rate was 6.91%. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



*This performance graph assumes an initial $10,000 investment and includes the maximum 4.25% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, were reinvested at net asset value. The Salomon World Government Hedged Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Due to their recent inception, Class II shares are not represented in the above illustration. Past performance is not predictive of future results.


During the fiscal year, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities. Under the Internal Revenue Service Code, these losses reduce the fund's regular investment income available for distribution to shareholders. Therefore, 6.5 cents ($0.065) per share of the total distributions to Class I shareholders were characterized as returns of capital. In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the fund and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).

The graph on page 6 compares the performance of the fund's shares since inception with inflation, as measured by the Consumer Price Index (CPI), and the Salomon World Government Hedged Index. As you can see, the fund's return has out paced the CPI. While the Salomon Index has outperformed the fund, it should be noted that there are a number of performance differentials between the index and the fund. Unmanaged market indices do not pay commissions or market spreads to buy and sell securities. Further, they do not pay management fees to cover salaries to security analysts or portfolio managers. On the other hand, the fund's performance results include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its (the index) performance would have been lower. In addition, unlike the index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. Please remember that an index is simply a measure of performance and cannot be invested in directly.

Class II Shares

The price of your fund's shares, as measured by net asset value, increased to $8.31 on October 31, 1995, from $8.03 on May 1, 1995 (inception date for Class II shares).

Over the abbreviated six-month reporting period, shareholders received monthly income distributions totaling 33.08 cents ($0.3308) per share. Based on the current monthly dividend of 4.7 cents ($0.047) per share and the maximum offering price of $8.39 on October 31, 1995, the distribution rate was 6.72%. The Class II dividend was decreased from 5.6 cents ($0.056) to 4.88 cents ($0.0488) effective with the October 1995 distribution. This dividend reflects an annual adjustment to the 12b-1 fee differential between Class I and Class II shares for the fiscal year ended October 31, 1995. The dividend for Class II shares is 4.7 cents ($0.047) per share for November 1995. Dividends will vary depending on income earned by the fund, and past performance is not predictive of future results.

During the fiscal year, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency denominated securities. Under the Internal Revenue Service Code, these losses reduce the fund's regular investment income available for distribution to shareholders. Therefore, 3 cents ($0.03) per share of the total distributions to Class II shareholders were characterized as returns of capital. In general, return-of-capital distributions are not taxable; rather, they reduce the cost basis of your shares in the fund and affect the computation of a capital gain or loss when you sell your shares. For more information, please consult your personal tax advisor, or refer to IRS Publication 550 (Investment Income and Expenses).


Franklin Global Government Income Fund
Periods ended October 31, 1995

                                                                            Since     Since
                                                                          Inception Inception
                                                      1-Year    5-Year    (3/15/88) (5/01/95)

               Cumulative Total Return1
                Class I Shares                        12.65%    45.51%     74.22%       --
                Class II Shares                          --         --          --    7.09%
               Average Annual Total Return2
                Class I Shares                         6.69%     6.86%      6.94%      --
               Aggregate Total Return3
                Class II Shares                         --        --         --       5.71%

               Distribution Rate3
                Class I Shares                              6.91%
                Class II Shares                             6.72%
               30-Day Standardized Yield4
                Class I Shares                              6.79%
                Class II Shares                             6.42%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.25% initial sales charge for Class I shares, or the 1.0% initial sales charge and 1.0% Contingent Deferred Sales Charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.

2. Average annual total return represents the average change in value of an investment over the specified periods and reflects the maximum 4.25% initial sales charge for Class I shares. See note below.

3. Aggregate total return includes the 1.0% initial sales charge and represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.0 cent per share monthly dividend and the maximum offering price of $8.68 on October 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.7 cent per share monthly dividend and the maximum offering price of $8.39 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: Prior to July 1, 1994, Class I fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1 for Class I shares, which will affect future performance. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's total returns.


FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Fund Objective:
Seeks to provide investors with a high level of current income, while also seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

Recent economic trends show an acceleration in the third quarter of 1995, as demonstrated by the increase in Gross Domestic Product (GDP) to 4.2%, from 1.3% in the second quarter.* Despite this increased growth, the bond market has yet to react to this change, as exhibited by the decrease in the two-year Treasury note yield to 5.61% on October 31, 1995, from 6.84% one year earlier.**

*Source: U.S. Commerce Department
**Source: Micropal

We remained cautious in our investment strategies during the reporting period. For instance, we shortened the fund's average maturity to two years on October 31, 1995, from two years and 10 months on October 31, 1994, in order to reduce volatility. Furthermore, the fund's portfolio continues to contain only interest-bearing securities, since zero-coupon bonds present a higher risk of volatility relative to current market conditions.

As you have probably heard, the U.S. government recently experienced a budget impasse, resulting in a temporary shutdown of all federal "non-essential" services during the week of November 14, 1995. While this caused some short-term market volatility, investors in short- and intermediate-term U.S. government securities were not adversely affected. Despite the temporary lack of a federal budget, the threat of default passed as Treasury Secretary Robert Rubin worked to make principal and interest payments from the government's many trust funds. In addition, management believes the increased attention to balancing the budget will benefit fixed-income investors in the long term.

Management continues to employ its conservative, "plain vanilla" investment strategy. Consequently, your fund maintains a portfolio of 100% U.S. Treasury securities. These securities are backed by the full faith and credit of the U.S. government as to the timely payment of principal and interest, which provides investors with a high degree of credit safety+. In fact, your fund is rated "AAAf" by Standard & Poor's Corporation -- the highest mutual fund credit rating possible.a

We continue to remain cautious in our investment strategies until we can assess the impact of recent economic acceleration on Federal Reserve policy and the rate of inflation. We will consider lengthening the portfolio's average maturity only when longer-term bond yields rise enough to compensate for additional interest-rate risk.

+Individual securities owned by the fund, but not shares of the fund, are guaranteed by the U.S. government as to timely payment of principal and interest.

aThe rating reflects Standard & Poor's assessment of the overall credit rating of the fund's portfolio, based primarily on the fund's stated investment objectives and policies. It considers, for example, the credit quality of portfolio investments and management. The rating does not reflect the yield or market price of the fund's shares or approval by Standard & Poor's, and is subject to change.

Performance Summary

The fund's share price, as measured by net asset value, increased to $10.35 on October 31, 1995 from $10.03 on October 31, 1994.

The fund continued to meet its investment objective of providing a high level of current income to its shareholders. During the one-year reporting period, shareholders received income distributions totaling 54.9 cents ($0.549) per share.aa Dividends will vary based on the earnings of the fund's portfolio, and past distributions do not guarantee future results.

At the close of the fiscal year, your fund's distribution rate was 5.33%, based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the maximum offering price of $10.59 on October 31, 1995.

aaAssume shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

The Franklin Short-Intermediate U.S. Government Securities Fund provided a cumulative total return of +8.90% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any, and does not include the maximum initial sales charge. Past performance does not guarantee future results.

Based on a $10,000 investment, the graph to the right shows that the total return of your fund significantly outperformed the total return of the Consumer Price Index (CPI), demonstrating that your fund has outpaced inflation -- the primary goal of any investment. However, the fund slightly underperformed the Lehman Brothers Mutual Fund Short U.S. Treasury Index.** Of course, unmanaged market indices have inherent performance differentials in comparison to any fund. For example, they do not pay commissions or market spreads to buy and sell securities, nor do they pay management fees to cover salaries of security analysts or portfolio managers. Unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. The performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, the total return of the index would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly.



GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


*This performance graph assumes an initial $10,000 investment and includes the maximum 2.25% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, were reinvested at net asset value. The Lehman Brothers Mutual Fund Short U.S. Government Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Past performance is not predictive of future results.


**The unmanaged Lehman Brothers Mutual Fund Short U.S. Treasury Index invests in U.S. government securities and Treasuries, with maturities from one to five years.

While the past year exhibited moderate progress in the bond market, investors should anticipate short-term price fluctuations in the Franklin Short-Intermediate U.S. Government Securities Fund. We continue to maintain a long-term investment approach and believe the fund's performance will be rewarding for long-term investors. For example, the fund reported a cumulative total return of +40.86% during the 5 years ended October 31, 1995, as indicated in the table to the right.

Franklin Short-Intermediate
U.S. Government Securities Fund
Periods ended October 31, 1995

                                            Since
                                          Inception
                     1-Year     5-Year   (04/15/87)

Cumulative
Total Return1         8.90%     40.86%    83.37%
Average Annual
Total Return2         6.45%      6.60%     7.06%

Distribution Rate3                    5.33%
30-Day Standardized Yield4            4.96%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not reflect the current, maximum 2.25% initial sales charge. See note below

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 2.25% initial sales charge. See note below.

3. Distribution rate is based on an annualization of the fund's current 4.7 cent per share monthly dividend and the maximum offering price of $10.59 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: Prior to May 1, 1994, the fund reinvested dividends at the offering price. Thus, actual total returns to purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.




FRANKLIN CONVERTIBLE SECURITIES FUND

Fund Objective:
Seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

We manage the Franklin Convertible Securities Fund using a fundamental, "bottom-up" approach to analysis. While selecting from the universe of convertible issuers, we attempt to identify quality companies whose stocks are selling at prices that we judge to be below their intrinsic values. Having identified those companies, we look for securities that have attractive risk/reward profiles or favorable leverage. We seldom use strategies based solely on the economic outlook; rather, our fund holdings are a result of perceived value -- a bottom-up approach.

Technology and communications (broadcast/ media, cable, long distance/telecommunications) were the primary sectors that drove the fund's strong performance over the fiscal year. These sectors comprised 19.0% and 10.0%, respectively, of the total net assets on October 31, 1995, up from 6.5% and 9.4% a year ago. Specific companies in the telecommunications sector that performed well over the reporting period were Evergreen Media, Comcast Corp., and All American Communications. Altera and Seagate Technology boosted the performance of the fund's technology sector over the fiscal year.



GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


We limited our exposure to the oil and gas, and metals and resources sectors. We reduced our holdings in oil and gas to 7.8% from 10.4%, and decreased our position in metals and resources to 5.0% on October 31, 1995 from 6.4% on October 31, 1994, as slow economic growth put downward pressure on commodities prices. Securities within these sectors may again become attractive, particularly if economic growth accelerates.

We continue to consider real estate investment trusts (REITs) as attractive values because they have not fully participated in the equity market rally and are, in our opinion, relatively undervalued. Additionally, we believe the convertibles of many REIT issuers offer the most attractive risk/reward profile within the convertible securities universe.

In addition, we slightly increased our holdings in industrial equipment over the reporting period to 2.0% from 1.8% on October 31, 1994. As interest rates have declined in the last six months, the economy should begin to revive and securities in this area may benefit, becoming attractive growth investments.

   Franklin Convertible Securities Fund
   Top Five Holdings on October 31,1995
   As a percentage of total net assets

   Company                                % of Total
   Industry                               Net Assets

   Dovatron International, Inc.             4.26%
   Electronics

   All American Communications              2.83%
   Entertainment

   Sun Healthcare                           2.71%
   Health Services

   Liberty Property Trust                   2.58%
   REIT

   Prime Hospitality                        2.52%
   Real Estate


For a complete list of portfolio holdings, please see page 39 of this report.


Looking forward, we believe that convertible securities will remain attractive as they can provide investors with above-average yields and offer a less volatile opportunity to participate in the stock market. As we continue to monitor the currently inexpensive convertible securities market, we will continue to seek opportunities for investments as they arise.


Performance Summary

Class I Shares

The Franklin Convertible Securities Fund reported a one-year cumulative total return of +15.18% for the period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value, and does not include the maximum initial sales charge.

The price of your fund's shares, as measured by net asset value, increased to $12.73 on October 31, 1995, from $12.34 on October 31, 1994.

During the reporting period, shareholders received distributions totaling $1.289 per share, including income distributions of 59.2 cents ($0.592) per share, short-term capital gains of 45 cents ($0.45) per share and long-term capital gains of 24.7 cents ($0.247) per share. Due to increased income earned by the fund, we were able to increase the monthly dividend to 5.0 cents ($0.050) from
4.6 cents ($0.046), effective with the January 1995 distribution. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past performance is not predictive of future results.

Based on the current monthly dividend of 5.0 cents per share and the maximum offering price of $13.33 on October 31, 1995, the distribution rate was 4.50%.

The graph on the following page compares the performance of the fund with the unmanaged Goldman Sachs Convertible 100 Index. The index is comprised of 100 convertible securities from a variety of industries and is generally considered representative of the overall convertibles market. We are pleased to report that, as illustrated by the graph, the fund has outperformed the index since 1989, despite the inherent performance differentials the index enjoys. For example, the index doesn't pay commissions or market spreads to buy and sell securities. Further, it doesn't pay management fees to cover salaries to security analysts or portfolio managers. On the other hand, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its (the index) performance would have been lower. In addition, unlike the unmanaged index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. Please remember that an index is simply a measure of performance and cannot be invested in directly.

Class II Shares

The price of your fund's shares, as measured by net asset value, decreased to $12.72 on October 31, 1995, from $13.02 on October 1, 1995 (the Class II shares inception date).

During the abbreviated one-month reporting period, shareholders received distributions totaling 4.7 cents ($0.047) per share. Based on the current monthly dividend of 4.7 cents per share and the maximum offering price of $12.85 on October 31, 1995, the distribution rate was 4.39%. Distributions will vary depending on income earned by the fund and past performance is not predictive of future results.



GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


*This performance graph assumes an initial $10,000 investment and includes the maximum 4.5% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, were reinvested at net asset value. The Goldman Sachs Convertible 100 Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Due to their recent inception, Class II shares are not represented in the above illustration. Past performance is not predictive of future results.

Franklin Convertible Securities Fund
Periods ended October 31, 1995


                                                                                       Since
                                                                                     Inception
                                                               1-Year     5-Year    (04/15/87)

               Cumulative Total Return1
                Class I Shares                                 15.18%     139.35%     139.15%
               Average Annual Total Return2
                Class I Shares                                 10.01%      17.97%      10.13%

               Distribution Rate3
                Class I Shares                       4.50%
                Class II Shares                      4.39%
               30-Day Standardized Yield4
                Class I Shares                       2.97%
                Class II Shares                      2.29%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge for Class I shares. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 4.5% initial sales charge for Class I shares. Since Class II shares have been in existence for less than one year, average annual total returns are not provided. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.0 cent per share monthly dividend and the maximum offering price of $13.33 on October 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.7 cent per share monthly dividend and the maximum offering price of $12.85 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: Prior to July 1, 1994, Class I fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1 for Class I shares, which will affect future performance. Class II shares, which the fund began offering on October 1, 1995, are subject to different fees and expenses, which will affect their performance. Total return figures for Class II shares are not included as they have not been available for a sufficient period of time. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's total returns.


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Fund Objective:
Seeks to provide a high level of current income consistent with lower volatility of principal, by investing in a portfolio consisting primarily of adjustable-rate U.S. government agency-guaranteed mortgage-backed securities.*

*Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to timely payment of principal and interest.

Over this reporting period, the economy slowed as interest rates reversed an earlier trend of sharp increases. Consequently, the adjustable rate mortgage
(ARM) securities in which your fund invests appreciated in value. As shown in the Performance Summary on page 21 of this report, your fund's share price increased 14 cents to $9.34 on October 31, 1995, from $9.20 on October 31, 1994.

The fund's underlying portfolio consists primarily of ARMs or other securities collateralized by or representing an interest in mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities+. These include obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie Mae). These securities retain a high credit quality and have earned the fund a "AAAf" rating -- the highest mutual fund credit rating possible -- from Standard & Poor's Corporation.a

+The fund invests all of its assets in the U.S. Government Adjustable Rate Portfolio, whose investment objective is the same as that of the fund. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities.

aThe rating reflects Standard & Poor's assessment of the overall credit quality of the fund's portfolio, based primarily on the fund's stated objectives and policies. It considers, for example, the credit quality of the portfolio investments and management. The rating does not reflect the yield or market price of the fund's shares or approval by Standard & Poor's, and is subject to change.

After experiencing significant depreciation due to rising interest rates, ARMs regained their value as their adjustable interest-rate payments (also known as coupons) were able to reflect upward trends in interest rates. ARM coupons reset at periodic intervals to reflect current rates, and are subject to annual caps, which limit how much their coupons can change at any reset period.

In a relatively stable interest-rate environment, these securities can adjust smoothly.

Since ARM yields generally take longer to adjust to changes in interest rates, the sharp interest-rate hikes of late 1994 and early 1995 have resulted in increased income through the end of the reporting period. Monthly dividend income rose to its current 4.8 cents ($0.048) per share in October 1995 from 3.6 cents ($0.036) per share in November 1994, as illustrated in the table below. Other factors contributing to increased income include a stable average maturity of 27 years and an increase in weighted average coupon to 7.47% on October 31, 1995, from 6.20% on October 31, 1994.





                                     Dividend Amount
   Month                                Per Share

   November 1994                        3.6 cents

   December 1994                        4.0 cents

   January 1995                         4.3 cents

   February 1995                        4.4 cents

   March 1995                           4.4 cents

   April 1995                           4.5 cents

   May 1995                             4.5 cents

   June 1995                            4.7 cents

   July 1995                            4.8 cents

   August 1995                          4.8 cents

   September 1995                       4.8 cents

   October 1995                         4.8 cents



GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


As shown in the graph above, the fund's distribution rate remained competitive, exceeding the yield of other short-term securities, such as the one-year Treasury bill. On October 31, 1994, the fund's distribution rate of 4.21% was over two percent below the T-Bill annualized yield of 6.91%. By October 31, 1995, the fund's distribution rate had risen to 6.03%, exceeding the current T-Bill annualized yield of 5.30%. Of course, past performance is not indicative of future results.

Lower long-term interest rates have provided an incentive for many homeowners to refinance their adjustable rate mortgage loans into fixed-rate mortgages so as to lock in a lower rate. To reduce the negative impact of ARM prepayments on the portfolio, we have maintained an overweighting in seasoned, non-convertible ARMs. These securities are less likely to experience high levels of prepayments than other ARM securities. In addition, the fund's portfolio remains concentrated in Constant Maturity Treasury (CMT) ARMs, which tend to be less price sensitive in periods of fluctuating interest rates. We remain underweighted in ARMs tied to the 11th District Cost of Funds Index (COFI), due to the lagging nature of that index.

Looking forward, we anticipate continued slower growth and lower inflation, which should result in stable, less volatile interest rates. We are actively positioning the fund to perform well in this environment, which should benefit ARMs in general. Our main concern, of course, continues to be stability of principal while maintaining a yield that is competitive with short-term investment alternatives.

Performance Summary
The fund's share price, as measured by net asset value, rose slightly to $9.34 on October 31, 1995 from $9.20 on October 31, 1994.

The fund continued to meet its investment objective of providing a high level of current income to its shareholders. Your fund paid income distributions totaling
53.6 cents ($0.536) per share during the one-year reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions do not guarantee future results.

At the close of the fiscal year, your fund's distribution rate was 6.03%, based on an annualization of the current monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $9.55 on October 31, 1995.

The Franklin Adjustable U.S. Government Securities Fund provided a cumulative total return of +7.57% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment during the periods indicated, assuming reinvestment of dividends and capital gains, if any, and does not include the maximum initial sales charge. Past performance does not guarantee future results.

Based on a $10,000 investment, the graph to the right shows that the total return of your fund slightly underperformed the total returns of the six-month CD and the Lehman Brothers Mutual Fund Short U.S. Government Index.** The performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its total return would have been lower. Of course, unmanaged market indices have inherent performance differentials in comparison to any fund. For example, they do not pay commissions or market spreads to buy and sell securities, nor do they pay management fees to cover salaries to security analysts or portfolio managers. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares. The securities held by the Lehman Brothers Index generally have longer maturities than those held by the fund. Moreover, the Index does not include a mortgage component, and consists primarily of U.S. Treasuries and U.S. government agency securities. Please remember that an index is simply a measure of performance and cannot be invested in directly.

GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

*This performance graph assumes an initial $10,000 investment and includes the maximum 2.25% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, were reinvested at net asset value. The Lehman Brothers Mutual Fund Short U.S. Government Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Past performance is not predictive of future results.

**Six-month certificates of deposit total returns are an aver- age of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Mutual Fund Short U.S. Government Index invests in U.S. government securities, with maturities from one to five years.

We have always maintained a long-term investment perspective and encourage shareholders to do the same. While the fund may experience occasional short-term volatility, the portfolio managers believe its performance should be rewarding over the long term. As the table to the right indicates, the fund has provided a cumulative total return of +56.70% since its inception in April 1987.


Franklin Adjustable
U.S. Government Securities Fund
Periods ended October 31, 1995

                                            Since
                                          Inception
                     1-Year     5-Year   (04/15/87)

Cumulative
Total Return1         7.57%     23.07%    56.70%
Average Annual
Total Return2         5.17%      3.77%     5.45%

Distribution Rate3                    6.03%
30-Day Standardized Yield4            5.62%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current, maximum 2.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods, and reflects the current, maximum 2.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 4.8 cent per share monthly dividend and the maximum offering price of $9.55 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, is voluntarily waiving a portion of its fees, which reduces expenses and increases distribution rate, yield, and total return to shareholders. Without these reductions, the fund's total return and distribution rate would have been lower, and the yield for the period would have been 5.08%.The fee waiver may be discontinued at any time upon notice of the fund's Board of Trustees.


FRANKLIN EQUITY INCOME FUND

Fund Objective:
Seeks to maximize total return, emphasizing high current income and capital appreciation consistent with reasonable risk, through a portfolio of common stocks with above-average yields.

While the market advance of 1995 was fairly broad based, certain sectors were especially strong during the reporting period. Health care stocks responded to an improved regulatory environment, and certain cyclical stocks such as paper companies benefited from firming industry prices. Other strong performers included financial services and technology, which enjoyed above average earnings growth throughout the year. Though the fund's dividend yield requirements limited participation in the technology sector, its holdings in other strong areas contributed significantly to overall performance for the twelve-month period.

The fund strives to invest in stocks when they are out of favor with investors and trading below their true value. As a result of the high market valuations and positive market sentiment throughout 1995, it was more challenging to identify stocks that were significantly undervalued based on our yield disciplines. Consequently, we maintained a defensive position over the reporting period, with cash and short-term securities representing 22% of total net assets, up from 15% on October 31, 1994. This increased cash position will provide the flexibility to take advantage of future investment opportunities.

While we remained defensively postured due to a general lack of attractive valuations, we were able to identify several undervalued sectors. In fact, our common stock position increased to 68% on October 31, 1995, up from 56% at this time last year. One of the sectors that we identified as having excellent valuations is the electric utilities group. By the fourth quarter of 1994, utility stocks were down 30% from their peak levels in September 1993. This prompted us to initiate new positions in San Diego Gas & Electric, Scana Corp., Public Service of Colorado, Central and Southwest, New England Electric, and Oklahoma Gas and Electric. All six are well-positioned to perform in this increasingly competitive utilities environment. These new purchases, along with additions to existing positions, increased the fund's assets in electric utilities stocks to 13.8% on October 31, 1995, from 6.9% on October 31, 1994.

Likewise, we took advantage of seasonably weak gas prices during the first and third quarters of 1995 and initiated new investment positions in Consolidated Natural Gas and National Fuel Gas. These integrated natural gas common stocks represented 3.6% of the fund's total net assets at the end of the reporting period, up from zero a year ago.

We also benefited from relatively weak foreign stock markets and made several new investments. One such investment was YPF Sociedad Anonima, a major international oil company in Argentina.

   Franklin Equity Income Fund Top 10 Holdings on October 31, 1995 As a percentage of total net assets

   Industry                               % of total
   Sector                                 net assets

   Dominion Resources                        2.25%
   Utilities - Electric

   Dun & Bradstreet                          2.24%
   Publishing

   Texaco                                    2.23%
   Oil

   Atlantic Richfield                        2.21%
   Oil

   CINergy Corporation                       2.19%
   Utilities - Electric

   Bristol-Myers Squibb                      2.03%
   Pharmaceuticals

   Exxon Corp.                               2.02%
   Oil

   Hanson Plc.                               1.95%
   Conglomerate

   GTE Corp.                                 1.92%
   Utilities - Telephone

   Nynex                                     1.89%
   Utilities - Telephone



For a complete list of portfolio holdings, please see page 45 of this report.


YPF's stock fell sharply in response to the Mexican peso devaluation, and now trades at a discount to the international oil industry. With the addition of YPF to the portfolio, the fund's total investments in energy stocks increased to 13.2%. We also purchased shares in Portucel, a Portuguese paper company, and Nordbanken, a Swedish bank. Both of these stocks offer attractive yields and trade at substantial discounts to comparable U.S. companies.

During the year, we also initiated positions in real estate investment trusts (REITs). Specifically, we obtained two apartment REITs: Oasis Residential and Equity Residential. Both are located in high growth areas, offer attractive valuations and have high dividend yields in excess of seven percent.

On the other hand, we reduced our holdings in convertible preferred stocks over the reporting period to 10% from 22%. We originally initiated these positions in an effort to participate in companies that offered strong appreciation potential but, because their common stocks didn't meet our minimum yield requirements, we chose not to convert them into the company's underlying stock. By October 31, 1995, we sold a number of these holdings, including James River, Boise Cascade and Chemical Bank, as they met our price objectives. In addition to Chemical Bank, we sold other financial common stocks, namely H.F. Ahmanson and Great Western Financial.

Finally, we trimmed our position in health care stocks, reducing our total holding in this sector to 4.5% from 9.6% a year ago. Capitalizing on our relative yield discipline, we had built a position in this sector in 1993 during the uncertainty surrounding proposed health care reform. By the end of the reporting period, we sold positions in Merck and Zeneca and reduced our holdings of Baxter International and Upjohn -- all at significant profits.


Performance Summary

Class I Shares

The Franklin Equity Income Fund reported a one-year cumulative total return of +14.10% for the period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value, and does not include the maximum initial sales charge.

The price of your fund's Class I shares, as measured by net asset value, increased to $15.19 on October 31, 1995, from $14.14 on October 31, 1994.

During the reporting period, shareholders received distributions totaling 85.2 cents ($0.852) per share, including income distributions of 60 cents ($0.60) per share, 0.9 cents ($0.009) per share in a special year-end income distribution, and a long-term capital gain of 24.3 cents ($0.243) per share. Based on the current monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $15.91 on October 31, 1995, the distribution rate was 3.77%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past performance is not predictive of future results.

The graph on page 27 compares the performance of the fund with the unmanaged Standard & Poor's 500 Stock Index (S&P 500)(R) and the Consumer Price Index
(CPI). The fund outperformed the CPI, keeping your investment return well ahead of inflation. While the fund slightly underperformed the S&P 500(R) over the reporting period, it should be noted that some inherent performance differentials exist between the index and the fund. For example, the index doesn't pay commissions or market spreads to buy and sell securities. Further, it doesn't pay management fees to cover salaries to security analysts or portfolio managers. On the other hand, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its (the index) performance would have been lower. In addition, unlike the unmanaged index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. Please remember that an index is simply a measure of performance and cannot be invested in directly.


GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


*This performance graph assumes an initial $10,000 investment and includes the maximum 4.5% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, were reinvested at net asset value. The S&P 500 Stock Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Due to their recent inception, Class II shares are not represented in the above illustration. Past performance is not predictive of future results.

Class II Shares

The price of your fund's Class II shares, as measured by net asset value, decreased to $15.19 on October 31, 1995, from $15.34 on October 1, 1995 (the Class II shares inception date).

During the abbreviated one-month reporting period, shareholders received income distributions totaling 4.7 cents ($0.047) per share. Based on the current monthly dividend of 4.7 cents per share and the maximum offering price of $15.34 on October 31, 1995, your fund's distribution rate was 3.68%. Dividends will vary depending on income earned by the fund, and past performance is not predictive of future results.

Franklin Equity Income Fund
Periods ended October 31, 1995


                                                                                       Since
                                                                                     Inception
                                                               1-Year     5-Year    (03/15/88)

               Cumulative Total Return1
                Class I Shares                                 14.10%     114.75%     145.22%
               Average Annual Total Return2
                Class I Shares                                  8.94%      15.45%      11.79%

               Distribution Rate3
                Class I Shares                         3.77%
                Class II Shares                        3.68%
               30-Day Standardized Yield4
                Class I Shares                         4.05%
                Class II Shares                        3.53%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge for Class I shares. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the maximum 4.5% initial sales charge. Since Class II shares have been in existence for less than one year, average annual total returns are not provided for Class II shares. See note below.

3. Class I shares distribution rate is based on an annualization of the fund's current 5.0 cent per share monthly dividend and the maximum offering price of $15.91 on October 31, 1995. Class II shares distribution rate is based on an annualization of the fund's current 4.7 cent per share monthly dividend and the maximum offering price of $15.34 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: Prior to July 1, 1994, Class I fund shares were offered at a lower initial sales charge, with dividends reinvested at the public offering price. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Effective May 1, 1995, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1 for Class I shares, which will affect future performance. Class II shares, which the fund began offering on October 1, 1995, are subject to different fees and expenses, which will affect their performance. Total return figures for Class II shares are not included as they have not been available for a sufficient period of time. Please see the prospectus for more details regarding Class I and Class II shares.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN ADJUSTABLE RATE SECURITIES FUND

Fund Objective:
Seeks a high level of current income with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable rate securities.

Over this reporting period, the economy slowed as interest rates reversed an earlier trend of rapid increases. Consequently, the adjustable rate mortgage
(ARM) securities in which your fund invests appreciated in value. As shown in the Performance Summary on page 32 of this report, your fund's share price increased 12 cents to $9.82 on October 31, 1995, from $9.70 on October 31, 1994.

Your fund invests in an underlying portfolio consisting primarily of high quality, AA- and AAA-rated adjustable rate mortgage-backed securities+. At the end of the reporting period, 68.25% of the fund's portfolio was invested in securities rated AAA by rating agencies, while the remaining 31.75% consisted of AA-rated securities. These ratings do not guarantee the fund's market value or signify approval of its shares by national rating agencies, yet they reflect the quality of the bonds as described in the fund's prospectus and are subject to change.

+The fund invests all of its assets in the Adjustable Rate Mortgage Portfolio, whose investment objective is the same as that of the fund. Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities.

After experiencing significant depreciation due to rising interest rates, ARMs regained their value as their adjustable interest-rate payments (also known as coupons) were able to reflect upward trends in interest rates. ARM coupons reset at periodic intervals to reflect current rates, and are subject to annual caps, which limit how much their coupons can change at any reset period. In a stable interest-rate environment, these securities can adjust smoothly.

Since ARM yields generally adjust gradually to changes in interest rates, the sharp interest-rate hikes of late 1994 and early 1995 have resulted in increased ARM income through the close of the reporting period. Dividend income fluctuated between a low of 4.5 cents ($0.045) per share and a high of 5.4 cents ($0.054) per share. An increase in weighted average coupon to 7.56% on October 31, 1995, from 6.69% a year earlier, and an average maturity of 27 to 28 years also contributed to the fund's increased income.



GRAPHIC MATERIAL 9 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

As exhibited in the graph to the right, the fund's distribution rate remained competitive in comparison with other short-term securities, such as the one-year Treasury bill. On October 31, 1994, the fund's distribution rate of 5.61% was over one percent below the T-Bill annualized yield of 6.91%. By October 31, 1995, the fund's distribution rate had risen to 5.66%, exceeding the current T-Bill annualized yield of 5.30%. Of course, past performance is not indicative of future results.

Lower long-term interest rates have provided an incentive for many homeowners to refinance their adjustable rate mortgage loans into fixed-rate mortgages so as to lock in a lower rate. To reduce the negative impact of ARM prepayments on the portfolio, we have maintained an overweighting in seasoned, non-convertible ARMs. These securities are less likely to experience high levels of prepayments, in comparison with other ARM securities. In addition, the fund's portfolio remains concentrated in Constant Maturity Treasury (CMT) ARMs, which tend to be less price sensitive in periods of fluctuating interest rates. We remain underweighted in ARMs tied to the 11th District Cost of Funds Index
(COFI), due to the lagging nature of that index.

Looking forward, we anticipate continued slower growth and lower inflation, which should result in stable, less volatile interest rates. We are actively positioning the fund to perform well in this environment, which should benefit ARMs in general. Our main concern, of course, continues to be stability of principal while maintaining a yield that is competitive with short-term investment alternatives.

Performance Summary

The fund's share price, as measured by net asset value, rose slightly to $9.82 on October 31, 1995 from $9.70 on October 31, 1994.

The fund continued to meet its investment objective of providing a high level of current income to its shareholders. Your fund paid income distributions totaling 58 cents ($0.58) per share during the one-year reporting period.a Dividends will vary based on the earnings of the fund's portfolio, and past distributions do not guarantee future results.

aAssumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distribution will vary, depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all income earned by the fund during the reporting period.

At the close of the fiscal year, your fund's distribution rate was 5.97%, based on the annualization of the current monthly dividend of 5.0 cents ($0.050) per share and the maximum offering price of $10.05 on October 31, 1995.

The fund produced a cumulative total return of +7.57% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains, if any, and does not include the maximum initial sales charge. Past performance is not predictive of future results.

Based on a $10,000 investment, the graph to the right shows that the total return of your fund slightly outperformed the total return of the six-month CD, and slightly underperformed that of the Lehman Brothers Mutual Fund Short U.S. Government Index.** The performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the index, its total return would have been lower. Of course, unmanaged market indices have inherent performance differentials in comparison with any fund. For example, they do not pay commissions or market spreads to buy and sell securities, nor do they pay management fees to cover salaries to security analysts or portfolio managers. Unlike unmanaged indices, mutual funds are never fully invested because of the need to have cash on hand to redeem shares. The securities held by the Lehman Brothers Mutual Fund Short U.S. Government Index generally have longer maturities than those held by the fund. Moreover, the Index does not include a mortgage component and consists primarily of U.S. Treasuries and U.S. government agency securities. Please remember that an index is simply a measure of performance and cannot be invested in directly.



GRAPHIC MATERIAL 10 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


**Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Mutual Fund Short U.S. Government Index invests in U.S. government securities, with maturities from one to five years.

We continue to emphasize a long-term investment approach and encourage shareholders to do the same. While the fund may experience some occasional short-term volatility, its managers anticipate rewarding performance over the long term.

*This performance graph assumes an initial $10,000 investment and includes the maximum 2.25% initial sales charge, all fund expenses and account fees. It also assumes that your dividends and capital gains, if any, were reinvested at net asset value. The Lehman Brothers Mutual Fund Short U.S. Government Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Past performance is not predictive of future results.

Franklin Adjustable Rate Securities Fund
Periods ended October 31, 1995

                                            Since
                                          Inception
                     1-Year     3-Year   (12/26/91)

Cumulative
Total Return1         7.57%     14.54%    20.10%
Average Annual
Total Return2         5.18%      3.84%     4.25%

Distribution Rate3                    5.97%
30-Day Standardized Yield4            5.68%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current, maximum 2.25% initial sales charge. See note below.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 2.25% initial sales charge. See note below.

3. Based on an annualization of the fund's current 5.0 cent per share monthly dividend and the maximum offering price of $10.05 on October 31, 1995.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1995.

Note: All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.

Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, is voluntarily waiving a portion of its fees, which reduces expenses and increases yield, total return and distribution rate to shareholders. Without these reductions, the fund's total return and distribution rate would have been lower, and the yield for the period would have been 5.06%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995



                Face                                                                                    Value
  Country      Amount*        Franklin Global Government Income Fund                                  (Note 1)
                              Bonds, Notes, Bills & Debentures 94.1%

                              Argentina 6.1%
    US         2,500,000   b  Hidro Electrica Alicura, SA, 8.375%, 03/15/99 ....................     $ 2,212,500
    US        16,500,000      Republic of Argentina, L, 4.25%, VRN, 03/31/23 ...................       7,868,438
                                                                                                   -------------
                                                                                                      10,080,938
                                                                                                   -------------
                              Australia 11.3%
    AU         7,500,000      Government of Australia, 13.00%, 07/15/00.........................       6,747,183
    AU         3,000,000      Queensland Treasury Corp. Exch. Global, 8.00%, 05/14/03 ..........       2,178,180
    AU        13,000,000      Queensland Treasury Corp., 8.00%, 08/14/01........................       9,789,396
                                                                                                   -------------
                                                                                                      18,714,759
                                                                                                   -------------
                              Canada 14.9%
    CA        16,000,000   c  Canadian Strip, 0.00%, 12/01/08...................................       4,192,609
    CA        15,000,000      Government of Canada, 9.50%, 10/01/98 ............................      11,970,325
    CA         5,000,000      Government of Canada, 9.50%, 06/01/10.............................       4,256,066
    CA         6,000,000      Province of British Columbia, 8.00%, 09/08/23.....................       4,348,488
                                                                                                   -------------
                                                                                                      24,767,488
                                                                                                   -------------
                              Denmark 6.3%
    DK         3,000,000      Government of Denmark, 9.00%, 11/15/95 ...........................         549,414
    DK        17,689,000      Government of Denmark, 8.00%, 05/15/03 ...........................       3,311,425
    DK        35,000,000      Kingdom of Denmark, 8.00%, 11/15/01...............................       6,645,002
                                                                                                   -------------
                                                                                                      10,505,841
                                                                                                   -------------
                              France 4.7%
    FR        16,946,000      Government of France, 9.5%, 01/25/01..............................       3,899,992
    FR        17,980,000      Government of France, emp oat, 8.50%, 03/28/00....................       3,961,969
                                                                                                   -------------
                                                                                                       7,861,961
                                                                                                   -------------
                              Germany 12.7%
    DD         4,330,000      Deutsche Bundespost, 7.75%, 10/01/04..............................       3,291,779
    DD           490,000      Federal Republic of Germany, Bundeschatweis, 6.875%, 12/02/98.....         367,600
    DD         3,140,000      Federal Republic of Germany, Bundesobl 110, 5.375%, 02/22/99......       2,265,031
    DD         3,720,000      Federal Republic of Germany, Bundes, 8.00%, 01/21/02..............       2,906,833
    DD        10,930,000      Federal Republic of Germany, Unity, 8.75%, 08/20/01...............       8,848,410
    DD         4,585,000      International Bank Recon/Dev., 7.125%, 04/12/05...................       3,363,593
                                                                                                   -------------
                                                                                                      21,043,246
                                                                                                   -------------
                              India 0.5%
    US           900,000   b  Essar Gujarat Ltd., 8.40%, FRN, 07/15/99..........................         896,625
                                                                                                   -------------

                              Italy3.1%
    IT     5,165,000,000      Government of Italy, 10.50%, 07/15/00.............................     $ 3,164,720
    GB         1,200,000      Government of Italy, 10.50%, 04/28/14.............................       2,061,892
                                                                                                   -------------
                                                                                                       5,226,612
                                                                                                   -------------
                              Mexico3.2%
    US         3,400,000      United Mexican States, 11.188%, FRN, 07/20/97.....................       3,425,500
    US         2,400,000      United Mexican States, Series B, 6.25%, 12/31/19..................       1,413,000
    US           600,000      United Mexican States, Series D, 6.875%, FRN, 12/31/19............         402,000
                                                                                                   -------------
                                                                                                       5,240,500
                                                                                                   -------------
                              New Zealand2.0%
    NZ         2,665,000      Government of New Zealand, 6.50%, 02/15/00........................       1,714,204
    NZ         2,435,000      Government of New Zealand, 8.00%, 04/15/04 .......................       1,686,572
                                                                                                   -------------
                                                                                                       3,400,776
                                                                                                   -------------
                              South Africa1.5%
    ZA        11,350,000      ESCOM, E168, 11.00%, 06/01/08.....................................       2,443,957
                                                                                                   -------------

                              Spain4.9%
    ES       354,230,000      Government of Spain, 12.25%, 03/25/00.............................       3,071,803
    ES       240,000,000      Government of Spain, 13.45%, 04/15/96.............................       1,976,968
    ES       365,000,000      Government of Spain, 11.60%, 01/15/97.............................       3,045,830
                                                                                                   -------------
                                                                                                       8,094,601
                                                                                                   -------------
                              Thailand0.6%
    TH        10,000,000      Thailand Military Bank, 11.125%, 06/03/96.........................         397,377
    TH        14,000,000      Thailand Military Bank, CD, 11.00%, 06/05/96......................         556,328
                                                                                                   -------------
                                                                                                         953,705
                                                                                                   -------------
                              United States22.3%
    US         3,910,000      U.S. Treasury Bond, 7.625%, 02/15/25..............................       4,539,275
    US         4,330,000      U.S. Treasury Note, 8.00%, 08/15/99...............................       4,651,373
    US         4,400,000      U.S. Treasury Note, 7.50%, 11/15/01 ..............................       4,758,204
    US         4,730,000      U.S. Treasury Note, 7.50%, 05/15/02...............................       5,138,719
    US         4,040,000      U.S. Treasury Note, 5.75%, 08/15/03...............................       3,985,096
    US         3,100,000      U.S. Treasury Note, 5.875%, 02/15/04..............................       3,077,246
    US         2,600,000      U.S. Treasury Note, 7.25%, 05/15/04...............................       2,813,278
    US         1,470,000      U.S. Treasury Note, 11.625%, 11/15/04.............................       2,033,657
    US         5,818,000      U.S. Treasury Note, 6.50%, 05/15/05...............................       6,021,631
                                                                                                   -------------
                                                                                                      37,018,479
                                                                                                   -------------
                              Total Bonds, Notes, Bills & Debentures (Cost $159,336,631)........     156,249,488
                                                                                                   -------------
                              Short Term Securities
                              Bond 0.2%
    TH        10,000,000      Bangkok Bank, 11.50%, 05/16/96 (Cost $405,983)....................       $ 398,729
                                                                                                   -------------
                              Total Investments before Repurchase Agreements
                              (Cost $159,742,614)...............................................     156,648,217
                                                                                                   -------------
                           d  Receivables from Repurchase Agreements3.5%
    US         5,660,000      Lehman Government Securities, 5.85%, 11/01/95
                               (Maturity Value $5,759,936) (Cost $5,759,000)
                                Collateral: U.S. Treasury Note, 6.375%, 07/15/99................       5,759,000
                                                                                                   -------------
                               Total Investments (Cost $165,501,614)97.8%.......................     162,407,217
                               Other Assets and Liabilities, Net2.2%............................       3,755,690
                                                                                                   -------------
                               Net Assets100.0%.................................................    $166,162,907
                                                                                                   =============


                              At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $165,501,614 was as follows:
                                Aggregate gross unrealized appreciation for all investments in
                                 which there was an excess of value over tax cost...............     $ 2,481,712
                                Aggregate gross unrealized depreciation for all investments in
                                 which there was an excess of tax cost over value...............      (5,576,109)
                                                                                                   -------------
                                Net unrealized depreciation.....................................    $ (3,094,397)
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
CD    - Certificate of Deposit
FRN   - Floating Rate Notes
VRN   - Variable Rate Notes
COUNTRY LEGEND:
AU - Australia
CA - Canada
DD - Germany
DK - Denmark
ES - Spain
FR - France
GB - Great Britain
IT - Italy
NZ - New Zealand
TH - Thailand US -
United States
ZA - South Africa

*Face amount is stated in the currency of country indicated, and value is stated in U.S. dollars.
bSee Note 7 regarding Rule 144A securities.
cZero coupon bonds. The current effective yield may vary. The original accretion rate will remain constant.
dFace amount for repurchase agreements is for the underlying collateral.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


    Face         Franklin Short-Intermediate                                                             Value
   Amount        U.S. Government Securities Fund                                                       (Note 1)
                 U.S. Government Securities98.6%

$ 25,000,000     U.S. Treasury Notes, 7.50%, 11/15/01 ...........................................   $ 27,054,672
  12,000,000     U.S. Treasury Notes, 6.375%, 01/15/99 ..........................................     12,228,743
   1,530,000     U.S. Treasury Notes, 5.125%, 03/31/98 ..........................................      1,512,308
   6,000,000     U.S. Treasury Notes, 5.50%, 09/30/97 ...........................................      5,992,500
  21,000,000     U.S. Treasury Notes, 6.00%, 08/31/97............................................     21,131,250
  25,000,000     U.S. Treasury Notes, 5.875%, 07/31/97 ..........................................     25,109,375
   3,000,000     U.S. Treasury Notes, 5.625%, 06/30/97 ..........................................      3,001,875
  70,000,000     U.S. Treasury Notes, 6.875%, 02/28/97 ..........................................     71,137,500
   6,500,000     U.S. Treasury Notes, 6.75%, 02/28/97 ...........................................      6,595,465
   5,000,000     U.S. Treasury Notes, 6.25%, 01/31/97 ...........................................      5,040,625
   4,000,000     U.S. Treasury Notes, 6.125%, 12/31/96 ..........................................      4,026,248
  22,300,000     U.S. Treasury Notes, 6.25%, 08/31/96 ...........................................     22,418,455
                                                                                                   -------------
                 Total U.S. Government Securities (Cost $201,589,041)............................    205,249,016
                                                                                                   -------------
             d,e Receivables from Repurchase Agreements.2%
     311,709     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $316,908)
                  Daiwa Securities America, Inc., (Maturity Value $69,732)
                 Collateral: U.S. Treasury Bills, 04/25/96
                             U.S. Treasury Notes, 6.125%, 09/30/00
                  Donaldson, Lufkin & Jenrette, (Maturity Value $82,409)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                  Swiss Bank Corp., (Maturity Value $82,409)
                 Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  UBS Securities, Inc., (Maturity Value $82,409)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00............        316,908
                                                                                                   -------------
                 Total Investments (Cost $201,905,949)98.8%......................................    205,565,924
                 Other Assets and Liabilities, Net1.2%...........................................      2,491,516
                                                                                                   -------------
                 Net Assets100.0%................................................................   $208,057,440
                                                                                                   =============


                 At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $201,905,949 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was
                  an excess of value over tax cost...............................................     $3,687,608
                 Aggregate gross unrealized depreciation for all investments in which there was
                  an excess of tax cost over value...............................................       (27,633)
                                                                                                   -------------
                 Net unrealized appreciation ....................................................    $ 3,659,975
                                                                                                   =============


dFace amount for repurchase agreements is for the underlying collateral.
eSee Note 1(g) regarding Joint Repurchase Agreements.


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                                                                                                        Value
   Shares       Franklin Convertible Securities Fund                                                  (Note 1)
                Convertible Preferred Stocks 27.0%

                Automobile/Auto Parts1.0%
     13,000     General Motors Corp., $3.25 cvt. pfd., Series C .................................      $ 871,000
                                                                                                   -------------
                Conglomerates1.6%
     90,000   b Westinghouse Electric Co., $1.30 cvt. pfd., Series C ............................      1,293,750
                                                                                                   -------------
                Financial Services4.1%
     30,000     Allstate Corp., $2.30 cvt. exch. pfd. ...........................................      1,305,000
 .    26,200     Integon Corp., $3.875 cvt. pfd. .................................................      1,411,525
     10,000     Travelers Corp., 2.75% cvt. pfd., Series B ......................................        705,000
                                                                                                   -------------
                                                                                                       3,421,525
                                                                                                   -------------
                Gold1.1%
     15,000     AMAX Gold, Inc., $3.75 cvt. pfd., Series B.......................................        708,750
      5,200     Battle Mountain Gold Co., $3.25 cvt. pfd. .......................................        248,300
                                                                                                   -------------
                                                                                                         957,050
                                                                                                   -------------
                Health Care1.0%
     35,000     FHP International Corp., $1.25 cvt. pfd., Class A ...............................        831,250
                                                                                                   -------------
                Home Builders1.3%
     40,000     Beazer Homes USA, Inc., 8.00% cvt. pfd. .........................................      1,115,000
                                                                                                   -------------
                Metal & Resources3.3%
     19,100     Armco, Inc., $3.625 cvt. pfd., Series A .........................................        976,488
      9,000   b Bethlehem Steel Corp., $3.50 cvt. pfd. ..........................................        391,500
      9,000     Magma Copper Co., 5.625% cvt. pfd., Series D.....................................        542,250
     20,000     WHX Corp., 6.50% cvt. pfd., Series A ............................................        882,500
                                                                                                   -------------
                                                                                                       2,792,738
                                                                                                   -------------
                Oil & Gas5.6%
      4,700     Gerrity Oil & Gas, $1.50 cvt. pfd. ..............................................         49,938
     20,000   b Lomak Petroleum, Inc., 8.125% cvt. pfd. .........................................        500,000
     80,000     Noble Drilling Corp., $2.25 cvt. exch. pfd. .....................................        560,000
     14,500   b Occidental Petroleum Corp., $3.875 cvt. pfd. ....................................        812,906
     42,000   b Parker & Parsley Petroleum Co., 6.25% cvt. pfd. .................................      1,869,000
     49,500     Snyder Oil Corp., $1.50 cvt. pfd. ...............................................        921,937
                                                                                                   -------------
                                                                                                       4,713,781
                                                                                                   -------------
                Real Estate.7%
     15,000   b Catellus Development Corp., $3.625 cvt. pfd., Series A ..........................        571,875
                                                                                                   -------------
                Real Estate Investment Trusts2.1%
     21,500     Merry Land & Investment Co., $1.75 cvt. pfd., Series A...........................        451,500
     53,600     Security Capital Pacific Trust, $1.75 cvt. pfd., Series A........................      1,273,000
                                                                                                   -------------
                                                                                                       1,724,500
                                                                                                   -------------
                Restaurants.3%
     21,100     Flagstar Cos., Inc., $2.25 cvt. pfd., Series A ..................................      $ 279,575
                                                                                                   -------------
                Savings & Loans2.2%
     22,900     Roosevelt Financial Group, $3.25 cvt. pfd. ......................................      1,414,075
      7,500     Sovereign Bancorp, Inc., 6.25% cvt. pfd., Series B ..............................        424,687
                                                                                                   -------------
                                                                                                       1,838,762
                                                                                                   -------------
                Textiles1.2%
     20,500     Fieldcrest Cannon, Inc., $3.00 cvt. pfd., Series A ..............................        963,500
                                                                                                   -------------
                Tobacco1.5%
    200,000     RJR Nabisco Holdings Corp., $0.6012 cvt. pfd. ...................................      1,250,000
                                                                                                   -------------
                Total Convertible Preferred Stocks (Cost $22,729,248)............................     22,624,306
                                                                                                   -------------
    Face
   Amount
                Convertible Bonds65.9%
                Advertising.9%
$   600,000   b Omnicom Group, cvt. deb., 4.50%, 09/01/00........................................        720,750
                                                                                                   -------------
                Broadcast/Media5.1%
  2,415,000   b All American Communications, Inc., cvt. deb., 6.50%, 10/01/03 ...................      2,366,700
  1,822,700     Time Warner, Inc., cvt., senior notes, 8.75%, 01/10/15 ..........................      1,897,885
                                                                                                   -------------
                                                                                                       4,264,585
                                                                                                   -------------
                Cable.9%
  2,200,000   c Rogers Communication, Inc., cvt. sub. notes, LYONs, (original accretion rate 5.50%),
                 0.00%, 05/20/13 ................................................................        778,250
                                                                                                   -------------
                Commercial Services3.0%
    700,000   b Danka Business Systems, cvt. sub. notes, 6.75%, 04/01/02.........................        925,750
  1,500,000   b U.S. Filter Corp., cvt. sub. notes, 6.00%, 09/15/05..............................      1,586,250
                                                                                                   -------------
                                                                                                       2,512,000
                                                                                                   -------------
                Conglomerates.9%
    500,000   b Thermo Electron Corp., cvt. deb., 5.00%, 04/15/01................................        762,500
                                                                                                   -------------
                Electronics10.5%
  1,260,000   b Altera Corp., cvt. sub. notes, 5.75%, 06/15/02 ..................................      1,697,850
  1,000,000   b Bay Networks, Inc., cvt. sub. deb., 5.25%, 05/15/03 .............................      1,128,750
    500,000   b Diagnostic Retrieval Systems, cvt. senior sub. notes, 9.00%, 10/01/03 ...........        502,500
  3,500,000   b Dovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02 ..................      3,570,000
    300,000     General Instrument Corp., cvt. junior sub. notes, 5.00%, 06/15/00 ...............        303,000
  1,400,000   b Sanmina Corp., cvt. sub. notes, 5.50%, 08/15/02 .................................      1,561,000
                                                                                                   -------------
                                                                                                       8,763,100
                                                                                                   -------------
                Financial Services2.0%
 $1,000,000     Mitsubishi Bank, Ltd., cvt. guaranteed, 3.00%, 11/30/02 .........................    $ 1,045,000
  1,500,000 b,c Mutual Risk Management, cvt. sub. deb., (original accretion rate 5.25%),
                 0.00%, 10/30/15.................................................................        525,000
    100,000   b Peregrine Investment Finance, cvt. guaranteed, 4.50%, 12/01/00 ..................         81,750
                                                                                                   -------------
                                                                                                       1,651,750
                                                                                                   -------------
                Grocery/Food2.6%
  1,150,000     Chock Full O'Nuts, cvt. deb., 7.00%, 04/01/12 ...................................      1,052,250
  1,000,000   b Grand Metropolitan, Plc., cvt. unsub. notes, 6.50%, 01/31/00 ....................      1,135,000
                                                                                                   -------------
                                                                                                       2,187,250
                                                                                                   -------------
                Health Care6.4%
    500,000     Integrated Health Services, Inc., cvt. senior sub. deb., 5.75%, 01/01/01.........        502,500
    790,000     Maxxim Medical, sub. deb., 6.75%, 03/01/03 ......................................        782,100
  2,000,000   b Sandoz Capital BVI Ltd., cvt. guaranteed, 2.00%, 10/06/02........................      1,762,500
  2,750,000     Sun Healthcare Group, Inc., cvt. sub. notes, 6.00%, 03/01/04 ....................      2,268,750
                                                                                                   -------------
                                                                                                       5,315,850
                                                                                                   -------------
                Industrial Equipment2.0%
  1,330,000     Raymond Corp., cvt. sub. deb., 6.50%, 12/15/03 ..................................      1,665,825
                                                                                                   -------------
                Insurance1.0%
    800,000     Horace Mann Educators Corp., cvt. sub. notes, 6.50%, 12/01/99....................        815,000
                                                                                                   -------------
                Lodging2.5%
  2,000,000     Prime Hospitality Corp., cvt. sub. notes, 7.00%, 04/15/02........................      2,112,500
                                                                                                   -------------
                Long Distance/Telecommunications4.0%
  1,200,000 b,c Cellular Communications, Inc., cvt. sub. notes, (original accretion rate 7.50%),
                 0.00%, 07/27/99.................................................................      1,014,000
  1,200,000     Compania de Telefono de Chile, cvt. sub. deb., 4.50%, 01/15/03 ..................      1,266,000
  3,000,000   c US Cellular Corp., cvt. notes, (original accretion rate 6.00%), 0.00%, 06/15/15 .      1,057,500
                                                                                                   -------------
                                                                                                       3,337,500
                                                                                                   -------------
                Metal & Resources1.7%
    400,000     Bema Gold Corp. cvt. sub. notes, 7.50%, 02/28/00.................................        428,000
    700,000   b Homestake Mining Co., cvt. sub. deb., 5.50%, 06/23/00 ...........................        712,250
    200,000     Inco, Ltd., cvt. deb., 5.75%, 07/01/04 ..........................................        258,000
                                                                                                   -------------
                                                                                                       1,398,250
                                                                                                   -------------
                Oil & Gas2.2%
  2,000,000     Pennzoil Co., cvt. guaranteed, 4.75%, 10/01/03 ..................................      1,885,000
                                                                                                   -------------


                Publishing/Newspapers.2%
  $ 500,000   c Hollinger, Inc., cvt. sub. notes, (original accretion rate 6.00%), 0.00%, 10/05/13    $  151,875
                                                                                                   -------------
                Real Estate1.1%
  1,000,000     U.S. Home Corp., cvt. sub. notes, 4.875%, 11/01/05 ..............................        905,000
                                                                                                   -------------
                Real Estate Investment Trusts4.3%
  1,500,000   b Health Care Properties Investment, Inc., cvt. sub. notes, 6.00%, 11/08/00 .......      1,462,500
  2,105,000     Liberty Property Trust, cvt. sub. deb., 8.00%, 07/01/01..........................      2,157,625
                                                                                                   -------------
                                                                                                       3,620,125
                                                                                                   -------------
                Retail5.4%
  1,000,000     Federated Dept Stores, Inc., cvt. notes, 5.00%, 10/01/03 ........................        975,000
  1,500,000   b Food Lion, Inc., cvt. sub. deb., 5.00%, 06/01/03.................................      1,462,500
    600,000     Lowe's Cos., cvt. sub. notes, 3.00%, 07/22/03 ...................................        667,500
    300,000   c Office Depot, Inc., cvt. notes, (original accretion rate 4.00%), 0.00%, 11/01/08         194,250
  1,500,000     Proffitt's, Inc., cvt. sub. deb., 4.75%, 11/01/03................................      1,252,500
                                                                                                   -------------
                                                                                                       4,551,750
                                                                                                   -------------
                Semiconductors.8%
    800,000   c Motorola, Inc., cvt. sub. notes, LYONs, (original accretion rate 6.00%) 0.00%, 09/27/13  640,000
                                                                                                   -------------
                Technology7.7%
  3,250,000   c Automatic Data Process, cvt. deb., LYONs, (original accretion rate 5.25%)
                 0.00%, 02/20/12.................................................................      1,535,625
    750,000     EMC, Corp., cvt. sub. notes, 4.25%, 01/01/01.....................................        753,750
    950,000     Seagate Technology, Inc., cvt. sub. deb., 6.75%, 05/01/12 .......................      1,064,000
  2,000,000 b,c Silicon Graphics, Inc., cvt. sub. deb.,
                (original accretion rate 4.15%), 0.00%, 11/02/13                                       1,150,000
  2,050,000     VLSI Technology, cvt. sub. deb., 7.00%, 05/01/12 ................................      1,952,625
                                                                                                   -------------
                                                                                                       6,456,000
                                                                                                   -------------
                Transportation.7%
    600,000     Air Express International Corp., cvt. sub. deb., 6.00%, 01/15/03 ................        621,000
                                                                                                   -------------
                Total Convertible Bonds (Cost $52,624,511) ......................................     55,115,860
                                                                                                   -------------
                Total Long Term Investments (Cost $75,353,759) ..................................     77,740,166
                                                                                                   -------------

            d,e Receivables from Repurchase Agreements  6.6%.....................................
$ 5,458,713     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $5,545,880)
                 Daiwa Securities America, Inc., (Maturity Value $1,220,293)
                  Collateral: U.S. Treasury Bills, 04/25/96
                              U.S. Treasury Notes, 6.125%, 09/30/00
                 Donaldson, Lufkin & Jenrette, (Maturity Value $1,442,165)
                Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                 Swiss Bank Corp., (Maturity Value $1,442,165)
                Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 UBS Securities, Inc., (Maturity Value $1,442,165)
                Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00.............    $ 5,545,880
                                                                                                   -------------
                Total Investments (Cost $80,899,639)99.5%........................................     83,286,046
                Other Assets and Liabilities, Net.5%.............................................        446,772
                                                                                                   -------------
                Net Assets100.0%.................................................................    $83,732,818
                                                                                                   =============


                At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $80,912,054 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost................................................    $ 4,188,406
                Aggregate gross unrealized depreciation for all investments in which there was
                 an excess tax cost over value...................................................     (1,814,414)
                                                                                                   -------------
                Net unrealized appreciation......................................................    $ 2,373,992
                                                                                                   =============



PORTFOLIO ABBREVIATIONS:
LYONs - Liquid Yield Option Notes

bSee Note 7 regarding Rule 144A securities.
cZero coupon bonds. The current effective yield may vary. The original accretion rate will remain constant.
dFace amount for repurchase agreements is for the underlying collateral.
eSee Note 1(g) regarding Joint Repurchase Agreements.

The accompanying notes are an integral part of these financial statements.

FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                                                                                                        Value
   Shares     Franklin Adjustable U.S. Government Securities Fund                                     (Note 1)
              Mutual Funds  100.1%

 54,635,889   U.S. Government ARM Portfolio (Note 1) ...........................................    $509,752,849
                                                                                                   -------------
           Total Investments (Cost $548,994,094)100.1%..........................................     509,752,849
           Liabilities in Excess of Other Assets, Net(.1%) .....................................        (382,267)
                                                                                                   -------------
           Net Assets100.0%.....................................................................    $509,370,582
                                                                                                   =============


           At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $549,575,507 was as follows:
            Aggregate gross unrealized appreciation for all investments in which there was an
             excess of value over tax cost .....................................................             $--
            Aggregate gross unrealized depreciation for all investments in which there was an
             excess of tax cost over value .....................................................     (39,822,658)
                                                                                                   -------------
            Net unrealized depreciation.........................................................    $(39,822,658)
                                                                                                   =============




The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                                                                                                        Value
   Shares        Franklin Equity Income Fund                                                          (Note 1)
                 Common Stocks 68.3%

                 Chemicals3.3%
      38,000     Chemed Corp. ..................................................................     $ 1,330,000
      28,300     Dow Chemical Co. ..............................................................       1,942,088
      35,500     Goodrich (B.F.) Co. ...........................................................       2,338,562
                                                                                                   -------------
                                                                                                       5,610,650
                                                                                                   -------------
                 Conglomerates3.6%
     212,500     Hanson, Plc., Sponsored ADR....................................................       3,293,750
     121,700     Ogden Corp. ...................................................................       2,768,675
       6,575   a U.S. Industries, Inc. .........................................................          98,625
                                                                                                   -------------
                                                                                                       6,161,050
                                                                                                   -------------
                 Finance1.2%
      12,500     Morgan (J.P.) & Co., Inc. .....................................................         964,062
      37,800   b Nordbanken, AB, Sponsored ADR .................................................       1,127,415
                                                                                                   -------------
                                                                                                       2,091,477
                                                                                                   -------------
                 Insurance3.1%
      29,300     Aetna Life & Casualty Co. .....................................................       2,061,987
      11,400     CIGNA Corp. ...................................................................       1,130,025
      45,000     Lincoln National Corp. ........................................................       2,008,125
                                                                                                   -------------
                                                                                                       5,200,137
                                                                                                   -------------
                 Medical Supplies.4%
      16,900     Baxter International, Inc. ....................................................         652,763
                                                                                                   -------------
                 Oil-Integrated-International13.2%
      35,000     Atlantic Richfield Co. ........................................................       3,736,250
      53,900     Chevron Corp. .................................................................       2,519,825
      44,700     Exxon Corp. ...................................................................       3,413,962
      19,800     Mobil Corp. ...................................................................       1,994,850
      46,800     Pennzoil Co. ..................................................................       1,766,700
      55,500     Texaco, Inc. ..................................................................       3,780,938
      95,900     Ultramar Corp. ................................................................       2,337,562
     167,000     YPF, SA, ADR ..................................................................       2,859,875
                                                                                                   -------------
                                                                                                      22,409,962
                                                                                                   -------------
                 Paper & Forest Products2.3%
     205,000   b Portucel Industrial, SA .......................................................       1,435,759
      60,000     Potlatch Corp. ................................................................       2,527,500
                                                                                                   -------------
                                                                                                       3,963,259
                                                                                                   -------------

                 Pharmaceuticals4.1%
      30,000     American Home Products Corp. ..................................................     $ 2,658,750
      45,000     Bristol-Myers Squibb Co. ......................................................       3,431,250
      16,900     Upjohn Co. ....................................................................         857,675
                                                                                                   -------------
                                                                                                       6,947,675
                                                                                                   -------------
                 Publishing2.2%
      63,400     Dun & Bradstreet Corp. ........................................................       3,788,150
                                                                                                   -------------

                 Real Estate Investment Trusts2.5%
      76,000     Equity Residential Properties Trust ...........................................       2,128,000
      93,800     Oasis Residential, Inc. .......................................................       2,040,150
                                                                                                   -------------
                                                                                                       4,168,150
                                                                                                   -------------
                 Retail Stores2.6%
     207,000     Kmart Corp. ...................................................................       1,681,875
      63,800     Penney (J.C.) Co., Inc. .......................................................       2,687,575
                                                                                                   -------------
                                                                                                       4,369,450
                                                                                                   -------------
                 Steel.8%
      33,400     Carpenter Technology Corp. ....................................................       1,265,025
                                                                                                   -------------

                 Tobacco2.8%
      45,100     American Brands, Inc. .........................................................       1,933,662
      34,000     Philip Morris Cos., Inc. ......................................................       2,873,000
                                                                                                   -------------
                                                                                                       4,806,662
                                                                                                   -------------
                 Utilities - Electric13.8%
      47,900     American Electric Power Co. ...................................................       1,826,188
      45,000     Central & South West Corp. ....................................................       1,203,750
     130,800     CINergy Corp. .................................................................       3,711,450
      96,000     Dominion Resources, Inc. ......................................................       3,816,000
      39,500     New England Electric System ...................................................       1,540,500
      11,400     Oklahoma Gas and Electric Co. .................................................         456,000
     130,000     PacifiCorp.....................................................................       2,453,750
      62,000     Public Service Co. of Colorado ................................................       2,115,750
     105,000     San Diego Gas & Electric Co. ..................................................       2,441,250
       6,100     Scana Corp. ...................................................................         154,788
      61,300     SCEcorp........................................................................       1,042,100
      70,500     Texas Utilities Co. ...........................................................       2,590,875
                                                                                                   -------------
                                                                                                      23,352,401
                                                                                                   -------------
                 Utilities - Natural Gas3.6%
      55,300     Consolidated Natural Gas Co. ..................................................     $ 2,101,400
      67,000     National Fuel Gas Co. .........................................................       1,993,250
      78,700     Pacific Enterprises............................................................       1,947,825
                                                                                                   -------------
                                                                                                       6,042,475
                                                                                                   -------------
                 Utilities - Telephone8.8%
      28,200     BellSouth Corp. ...............................................................       2,157,300
      78,700     GTE Corp. .....................................................................       3,246,375
      68,100     NYNEX Corp. ...................................................................       3,200,700
      40,300     Pacific Telesis Group..........................................................       1,224,112
      67,000     Southern New England Telecommunications Corp. .................................       2,420,375
      54,700     U.S. West, Inc. ...............................................................       2,605,088
                                                                                                   -------------
                                                                                                      14,853,950
                                                                                                   -------------
                 Total Common Stocks (Cost $106,180,059)........................................     115,683,236
                                                                                                   -------------
                 Convertible Preferred Stocks9.6%
      34,000     Battle Mountain Gold Co., $3.25 cvt. pfd. .....................................       1,623,500
      31,000   b Bethlehem Steel Corp., $3.50 cvt. pfd. ........................................       1,348,500
      46,200   b Catellus Development Corp., $3.625 cvt. pfd., Series B.........................       1,761,375
      33,600     General Motors Corp., $3.25 cvt. pfd., Series C................................       2,251,200
       9,200   b Occidental Petroleum Corp., $3.875 cvt. pfd. ..................................         515,775
      29,000   b Parker & Parsley Petroleum Co., $3.125 cvt. pfd. ..............................       1,290,500
     300,000     RJR Nabisco Holdings Corp., $0.601 cvt. pfd., Series C.........................       1,875,000
      25,500     Roosevelt Financial Group, $3.25 cvt. pfd. ....................................       1,574,625
     109,000     Santa Fe Energy Resources, Inc., $0.73 cvt. pfd., Series A ....................       1,062,750
      21,100     Travelers Corp., $2.75 cvt. pfd. ..............................................       1,487,550
     103,000   b Westinghouse Electric Co., $1.30 cvt. pfd., Series C...........................       1,480,625
                                                                                                   -------------
                 Total Convertible Preferred Stocks (Cost $16,592,286)..........................      16,271,400
                                                                                                   -------------
                 Total Long Term Investments (Cost $122,772,345) ...............................     131,954,636
                                                                                                   -------------

               d Receivables from Repurchase Agreements21.9%.....................................
$ 20,000,000     ......Citicorp Securities, Inc., 5.850%, 11/01/95, (Maturity Value $20,003,250)
                  Collateral: U.S. Treasury Notes, 6.50%, 09/30/96 .............................    $ 20,000,000
  16,912,126   e Joint Repurchase Agreement, 5.887%, 11/01/95
                  Daiwa Securities America, Inc., (Maturity Value $3,780,742)
                   Collateral: U.S. Treasury Bills, 04/25/96
                     U.S. Treasury Notes, 6.125%, 09/30/00
                  Donaldson, Lufkin & Jenrette, (Maturity Value $4,468,149)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                  Swiss Bank Corp., (Maturity Value $4,468,149)
                   Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  UBS Securities, Inc., (Maturity Value $4,468,149)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ........      17,182,379
                                                                                                   -------------
                 Total Receivables from Repurchase Agreements (Cost $37,182,379)................      37,182,379
                                                                                                   -------------
                 Total Investments (Cost $159,954,724)99.9% ....................................     169,137,015
                 Other Assets & Liabilities, Net.1% ............................................         146,821
                                                                                                   -------------
                 Net Assets100.0% ..............................................................    $169,283,836
                                                                                                   =============


                 At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $159,996,151 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was
                    an excess of value over tax cost............................................    $ 13,555,482
                 Aggregate gross unrealized depreciation for all investments in which there was
                    an excess of tax cost over value............................................      (4,414,618)
                                                                                                   -------------
                 Net unrealized appreciation....................................................     $ 9,140,864
                                                                                                   =============

aNon-income producing.
bSee Note 7 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(g) regarding Joint Repurchase Agreements.

The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                                                                                                        Value
Shares       Franklin Adjustable Rate Securities Fund                                                 (Note 1)
             Mutual Funds  100.1%

 1,736,779   Adjustable Rate Securities Portfolio (Note 1) ......................................    $17,037,804
                                                                                                   -------------
                       Total Investments (Cost $17,443,950)  100.1% .............................     17,037,804
                       Liabilities in Excess of Other Assets, Net  (0.1%) .......................        (24,048)
                                                                                                   -------------
                       Net Assets  100.0% .......................................................     17,013,756
                                                                                                   =============


             At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $17,461,184 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
                excess of value over tax cost ...................................................            $--
               Aggregate gross unrealized depreciation for all investments in which there was an
                excess of tax cost over value ...................................................       (423,380)
                                                                                                   -------------
               Net unrealized depreciation ......................................................     $ (423,380)
                                                                                                   =============




The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 1995

                                                                                     Franklin
                                                                 Franklin GlobalShort-Intermediate    Franklin
                                                                   Government     U.S. Government    Convertible
                                                                   Income Fund    Securities Fund  Securities Fund
                                                                    ---------      ------------      ----------
Assets:
 Investments in securities:
  At identified cost...........................................   $159,742,614      $201,589,041     $75,353,759
                                                                    =========      ============      ==========
  At value.....................................................    156,648,217       205,249,016      77,740,166
 Receivables from repurchase agreements, at value and cost.....      5,759,000           316,908       5,545,880
 Cash..........................................................          1,002                --         105,290
 Receivables:
  Dividends and interest.......................................      5,308,780         3,064,491         679,634
  Investment securities sold...................................      9,897,809                --         924,559
  Capital shares sold..........................................        543,753           122,362         171,566
                                                                    ---------      ------------      ----------
Total assets...................................................    178,158,561       208,752,777      85,167,095
                                                                    ---------      ------------      ----------
Liabilities:
 Payables:
  Investment securities purchased..............................      9,779,831                --       1,253,125
  Capital shares repurchased...................................      1,629,865           160,143          69,990
  Unrealized depreciation on forward foreign currency contract (Note 2)276,015                --              --
  Distributions to shareholders................................             --           371,252              --
  Management fees..............................................         81,368            96,853          43,648
  Distribution fees............................................         25,983            36,340          51,880
  Shareholder servicing costs..................................          9,610             7,097           5,675
 Accrued expenses and other liabilities........................        192,982            23,652           9,959
                                                                    ---------      ------------      ----------
Total liabilities..............................................     11,995,654           695,337       1,434,277
                                                                    ---------      ------------      ----------
Net assets, at value...........................................   $166,162,907      $208,057,440     $83,732,818
                                                                    =========      ============      ==========
Net assets consist of:
 Undistributed net investment income...........................      $ 100,998         $ 613,089       $ 152,947
 Unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies...    (3,337,199)         3,659,975       2,386,407
 Net realized gain (loss) from investments and foreign currency    (4,593,867)        (6,000,273)      4,650,203
 Class I capital shares........................................        198,497           201,015          65,614
 Class II capital shares.......................................          1,436                --             165
 Additional paid-in capital....................................    173,793,042       209,583,634      76,477,482
                                                                    ---------      ------------      ----------
Net assets, at value...........................................   $166,162,907      $208,057,440     $83,732,818
                                                                    =========      ============      ==========
Class I Shares:
 Net assets, at value..........................................   $164,970,139      $208,057,440     $83,523,394
                                                                    =========      ============      ==========
 Shares outstanding............................................     19,849,662        20,101,531       6,561,376
                                                                    =========      ============      ==========
 Net asset value per share*....................................          $8.31            $10.35         $12.73
                                                                    =========      ============      ==========
 Maximum offering price per share (100/95.75, 100/97.75, 100/95.5
 of net asset value per share, respectively)...................          $8.68            $10.59         $13.33
                                                                    =========      ============      ==========
Class II Shares:
 Net assets, at value..........................................    $ 1,192,768                         $ 209,424
                                                                    =========                        ==========
 Shares outstanding............................................        143,557                            16,471
                                                                    =========                        ==========
 Net asset value per share*....................................          $8.31                            $12.71
                                                                    =========                        ==========
 Maximum offering price per share (100/99 of net asset value per share)  $8.39                            $12.84
                                                                    =========                        ==========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST  Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
October 31, 1995

                                                                      Franklin
                                                                     Adjustable                       Franklin
                                                                   U.S. Government Franklin Equity Adjustable Rate
                                                                   Securities Fund   Income Fund   Securities Fund
                                                                     -----------     ----------      ----------
Assets:
 Investments in securities:
  At identified cost............................................     $548,994,094   $122,772,345     $17,443,950
                                                                     ===========     ==========      ==========
  At value......................................................      509,752,849    131,954,636      17,037,804
 Receivables from repurchase agreements, at value and cost......               --     37,182,379              --
 Cash...........................................................           67,505        169,977           2,337
 Receivables:
  Dividends and interest........................................               --        590,197              --
  Investment securities sold....................................               --      1,101,991              --
  Capital shares sold...........................................          142,499        165,601              49
                                                                     -----------     ----------      ----------
Total assets....................................................      509,962,853    171,164,781      17,040,190
                                                                     -----------     ----------      ----------
Liabilities:
 Payables:
Investment securities purchased.................................               --      1,644,561              --
Capital shares repurchased......................................          179,441         38,030              10
Distributions to shareholders...................................               --             12             383
Management fees.................................................           42,905         80,946           1,426
Distribution fees...............................................          330,669         90,648           9,170
Shareholder servicing costs.....................................           24,156         12,014           1,000
 Accrued expenses and other liabilities.........................           15,100         14,734          14,445
                                                                     -----------     ----------      ----------
Total liabilities...............................................          592,271      1,880,945          26,434
                                                                     -----------     ----------      ----------
Net assets, at value............................................     $509,370,582   $169,283,836     $17,013,756
                                                                     ===========     ==========      ==========
Net assets consist of:
 Undistributed net investment income............................        1,352,705        399,686              --
 Unrealized appreciation (depreciation)
 on investments and translation of assets
 and liabilities denominated in foreign currencies..............      (39,241,245)     9,182,291        (406,146)
 Net realized gain (loss) on investments and foreign currency...      (70,252,669)     4,605,186        (717,939)
 Class I capital shares.........................................          545,179        111,216          17,323
 Class II capital shares........................................               --            254              --
 Additional paid-in capital.....................................      616,966,612    154,985,203      18,120,518
                                                                     -----------     ----------      ----------
Net assets, at value............................................     $509,370,582   $169,283,836     $17,013,756
                                                                     ===========     ==========      ==========
Class I Shares:
 Net assets, at value...........................................     $509,370,582   $168,897,460     $17,013,756
                                                                     ===========     ==========      ==========
 Shares outstanding.............................................       54,517,877     11,121,614       1,732,290
                                                                     ===========     ==========      ==========
 Net asset value per share*.....................................            $9.34         $15.19           $9.82
                                                                     ===========     ==========      ==========
 Maximum offering price per share (100/97.75, 100/95.50, 100/97.75
 of net asset value per share, respectively)....................            $9.55         $15.91          $10.05
                                                                     ===========     ==========      ==========
Class II Shares:
 Net assets, at value...........................................                       $ 386,376
                                                                                     ==========
 Shares outstanding.............................................                          25,444
                                                                                     ==========
 Net asset value per share*.....................................                          $15.19
                                                                                     ==========
 Maximum offering price per share (100/99 of net asset value per share)                   $15.34
                                                                                     ==========

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST  Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1995

                                                                                     Franklin
                                                                 Franklin GlobalShort-Intermediate    Franklin
                                                                   Government     U.S. Government    Convertible
                                                                   Income Fund    Securities Fund  Securities Fund
                                                                   ----------      ------------      ----------
Investment income:
 Dividends.....................................................      $ 427,054               $--     $ 1,554,812
 Interest (Note 1) (net of foreign taxes withheld
  of $263,165 in the Global Fund)..............................     15,392,484        13,146,067       2,659,811
                                                                   ----------      ------------      ----------
Total income...................................................     15,819,538        13,146,067       4,214,623
                                                                   ----------      ------------      ----------
Expenses:
 Management fees (Note 6)......................................        984,273         1,187,800         453,492
 Distribution fees Class I (Note 6)............................        140,502           165,809         152,573
 Distribution fees Class II (Note 6)...........................          1,690                --             268
 Shareholder servicing costs (Note 6)..........................         84,305            69,391          50,531
 Trustees' fees and expenses...................................         21,361            24,611           8,171
 Custodian fees................................................        219,572            19,045           8,800
 Reports to shareholders.......................................        104,305            51,197          25,561
 Registration and filing fees..................................         34,684            17,569          27,229
 Other.........................................................         54,728            28,408          13,840
                                                                   ----------      ------------      ----------
Total expenses.................................................      1,645,420         1,563,830         740,465
                                                                   ----------      ------------      ----------
 Net investment income.........................................     14,174,118        11,582,237       3,474,158
                                                                   ----------      ------------      ----------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) from:
   Investments.................................................     (2,432,835)       (3,564,637)      4,651,306
   Foreign currency transactions...............................     (1,772,728)               --              --
  Net unrealized appreciation (depreciation) on:
   Investments.................................................     10,346,004        10,082,805       2,080,220
   Translation of assets and liabilities denominated
 in foreign currency...........................................       (553,587)               --              --
                                                                   ----------      ------------      ----------
Net realized and unrealized gain from investments
 and foreign currency..........................................      5,586,854         6,518,168       6,731,526
                                                                   ----------      ------------      ----------
Net increase in net assets resulting from operations...........    $19,760,972       $18,100,405     $10,205,684
                                                                   ==========      ============      ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST  Financial Statements (cont.)

Statements of Operations (cont.)
for the year ended October 31, 1995

                                                                        Franklin
                                                                     Adjustable                       Franklin
                                                                   U.S. Government Franklin Equity Adjustable Rate
                                                                   Securities Fund   Income Fund   Securities Fund
                                                                     -----------     ----------      ----------
Investment income:
 Dividends......................................................     $36,196,034     $ 4,900,662      $1,278,303
 Interest (Note 1)..............................................              --       1,819,320              --
                                                                     -----------     ----------      ----------
Total income....................................................      36,196,034       6,719,982       1,278,303
                                                                     -----------     ----------      ----------
Expenses:
 Management fees (Note 6).......................................              --         754,194              --
 Administration fees (Note 6)...................................         584,957              --          19,936
 Distribution fees Class I (Note 6).............................       1,380,307         285,906          41,946
 Distribution fees Class II (Note 6)............................              --             204              --
 Shareholder servicing costs (Note 6)...........................         252,742          87,841           6,299
 Trustees' fees and expenses ...................................          68,143          13,760             687
 Reports to shareholders........................................         187,527          53,316          12,439
 Registration and filing fees...................................          25,890          33,261          15,704
 Custodian fees.................................................              --          11,206              --
 Other..........................................................           4,055          17,650           9,654
 Payments from manager (Note 6).................................              --         (15,980)        (14,588)
                                                                     -----------     ----------      ----------
Total expenses..................................................       2,503,621       1,241,358          92,077
                                                                     -----------     ----------      ----------
 Net investment income..........................................      33,692,413       5,478,624       1,186,226
                                                                     -----------     ----------      ----------
Realized and unrealized gain (loss) from
 investments and foreign currency:
  Net realized gain (loss) from:
   Investments..................................................     (18,757,683)      4,618,316        (298,102)
   Foreign currency transactions................................              --          (2,097)             --
   Net unrealized appreciation on investments...................      26,814,593       6,569,952         508,371
                                                                     -----------     ----------      ----------
Net realized and unrealized gain from
 investments and foreign currency...............................       8,056,910      11,186,171         210,269
                                                                     -----------     ----------      ----------
Net increase in net assets resulting from operations............     $41,749,323     $16,664,795      $1,396,495
                                                                     ===========     ==========      ==========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1995 and 1994

                                        Franklin Global      Franklin Short-Intermediate  Franklin Convertible
                                    Government Income Fund U.S. Government Securities Fund   Securities Fund
                                     --------------------       --------------------       -------------------
                                      1995          1994         1995          1994         1995         1994
                                   ----------    ----------   ----------    ----------    ---------    ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......... $ 14,174,118 $ 17,125,270  $ 11,582,237  $ 11,953,764 $ 3,474,158  $ 2,847,213
  Net realized gain (loss) from
 investments and foreign
 currency transactions...........   (4,205,563) (15,812,563)   (3,564,637)   (2,434,010)  4,651,306    3,806,156
  Net realized gain on expired
 written foreign currency options          --        90,000           --            --           --           --
  Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currency................    9,792,417  (13,307,282)   10,082,805   (14,853,553)  2,080,220   (5,480,396)
                                   ----------    ----------   ----------    ----------    ---------    ---------
Net increase (decrease)
 in net assets resulting
 from operations.................   19,760,972  (11,904,575)   18,100,405    (5,333,799) 10,205,684    1,172,973
 Distributions to shareholders from:
  Undistributed net investment
  income:
    Class I......................  (13,730,112)  (1,894,107)  (11,517,255)  (11,480,943) (3,522,594)  (2,799,225)
    Class II.....................      (18,628)          --            --            --        (593)          --
 Net realized capital gains:
   Class I.......................           --   (1,855,676)           --    (2,327,982) (3,804,886)    (456,579)
 Return of capital distribution for
 tax purposes
   Class I.......................   (1,386,320) (14,044,105)           --            --          --           --
   Class II......................       (1,753)          --            --            --          --           --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3)........................  (25,665,095)  21,275,793   (23,877,441)  (29,183,526) 13,986,181   21,511,587
                                   ----------    ----------   ----------    ----------    ---------    ---------
Net increase (decrease) in
 net assets......................  (21,040,936)  (8,422,670)  (17,294,291)  (48,326,250) 16,863,792   19,428,756
Net assets:
 Beginning of year............... $187,203,843 $195,626,513  $225,351,731  $273,677,981 $66,869,026  $47,440,270
                                   ----------    ----------   ----------    ----------    ---------    ---------
 End of year..................... $166,162,907 $187,203,843  $208,057,440  $225,351,731 $83,732,818  $66,869,026
                                   ==========    ==========   ==========    ==========    =========    =========
Undistributed net investment
 income included in net assets:
  Beginning of year.............. $ 16,291,164  $ 1,060,001     $ 548,107      $ 75,286   $ 201,976    $ 153,988
                                   ==========    ==========   ==========    ==========    =========    =========
  End of year....................    $ 100,998 $ 16,291,164     $ 613,089     $ 548,107   $ 152,947    $ 201,976
                                   ==========    ==========   ==========    ==========    =========    =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the years ended October 31, 1995 and 1994

                                  Franklin Adjustable U.S.                              Franklin Adjustable Rate
                                 Government Securities Fund  Franklin Equity Income Fund     Securities Fund
                                    ---------------------        -------------------       ------------------
                                     1995          1994           1995         1994         1995         1994
                                 ----------     -----------    ----------    ---------    ---------    ---------
Increase (decrease) in net assets:
 Operations:
 Net investment income........  $ 33,692,413    $ 39,530,974  $ 5,478,624  $ 3,071,085   $1,186,226   $1,667,314
 Net realized gain (loss) from
 investments..................   (18,757,683)    (41,756,476)   4,616,219    1,644,175     (298,102)    (419,700)
 Net unrealized appreciation
 (depreciation) on investments    26,814,593     (30,761,861)   6,569,952   (2,521,207)     508,371     (878,448)
                                 ----------     -----------    ----------    ---------    ---------    ---------
Net increase (decrease)
  in net assets resulting
  from operations.............    41,749,323     (32,987,363)  16,664,795    2,194,053    1,396,495      369,166
Distributions to shareholders from:
 Undistributed net investment
  income:
   Class I....................   (33,597,566)    (35,166,432)  (5,162,293)  (3,312,595)  (1,186,226)  (1,667,314)
   Class II...................            --              --         (644)          --           --           --
 Net realized capital gains:
   Class I....................            --              --   (1,652,725)    (984,309)          --           --
Increase (decrease) in net assets
 from capital share transactions
 (Note 3).....................  (199,397,997) (1,044,733,399)  66,671,939   52,688,385   (7,760,753) (11,946,617)
                                 ----------     -----------    ----------    ---------    ---------    ---------
Net increase (decrease)
 in net assets................  (191,246,240) (1,112,887,194)  76,521,072   50,585,534   (7,550,484) (13,244,765)
Net assets:
  Beginning of year...........  $700,616,822  $1,813,504,016 $ 92,762,764  $42,177,230  $24,564,240  $37,809,005
                                 ----------     -----------    ----------    ---------    ---------    ---------
  End of year.................  $509,370,582   $ 700,616,822 $169,283,836  $92,762,764  $17,013,756  $24,564,240
                                 ==========     ===========    ==========    =========    =========    =========
Undistributed net investment
 income included in net assets:
  Beginning of year...........   $ 1,257,858    $ (3,106,684)    $ 83,999    $ 325,509          $--          $--
                                 ==========     ===========    ==========    =========    =========    =========
  End of year.................   $ 1,352,705     $ 1,257,858    $ 399,686     $ 83,999          $--          $--
                                 ==========     ===========    ==========    =========    =========    =========


The accompanying notes are an integral part of these financial statements.



FRANKLIN INVESTORS SECURITIES TRUST

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently has six separate funds (the Funds) in operation consisting of five separate diversified Funds: Franklin Short-Intermediate U.S. Government Securities Fund (the Short-Intermediate
Fund), Franklin Convertible Securities Fund (the Convertible Fund), Franklin Adjustable U.S. Government Securities Fund (the Adjustable U.S. Government
Fund), Franklin Equity Income Fund (the Equity Income Fund), and Franklin Adjustable Rate Securities Fund (the Adjustable Rate Fund); and one non-diversified Fund: Franklin Global Government Income Fund (the Global Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Adjustable Rate Fund and the Adjustable U.S. Government Fund invest substantially all of their assets in the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, respectively. Both are open-end, diversified management investment companies having the same investment objectives as the Adjustable Rate Fund and Adjustable U.S. Government Fund. The financial statements of the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, including the Statements of Investments in Securities and Net Assets, are included elsewhere in this report and should be read in conjunction with the financial statements of the Adjustable Rate Fund and Adjustable U.S. Government Fund.

On June 15, 1993, the Board of Trustees authorized a change in the fiscal year end of the Trust from January 31 of each year to October 31.

The Global Fund, the Convertible Fund and the Equity Income Fund offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares in the Global Fund began May 1, 1995; the offering of Class II shares in the Convertible Fund and the Equity Income Fund began October 1, 1995, at which times all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations: Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

a. Security Valuations: (cont.)

events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The values of the Adjustable Rate Fund and the Adjustable U.S. Government Fund reflect the Funds' proportionate interest in the net assets of the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, respectively. At October 31, 1995, the Adjustable Rate Fund owns 63% of the Adjustable Rate Securities Portfolio and the Adjustable U.S. Government Fund owns 98% of the U.S. Government Adjustable Rate Mortgage Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

The fair values of securities restricted as to resale, if any, are determined following procedures approved by the Board of Trustees.

b. Income Taxes: The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

The Short-Intermediate Fund and the Adjustable Rate Fund normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the date following the receipt of an investor's funds for the Short-Intermediate Fund, and the date of receipt of an investor's funds for the Adjustable Rate Fund. Dividends are normally declared each day the New York Stock Exchange is open for business equal to an amount per day set from time to time by the Board of Trustees, and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of each Fund or paid in cash as requested by the shareholders.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

A portion of the distributions received by the Convertible Fund and the Equity Income Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Funds as capital gain.

e. Expense Allocation: Common expenses incurred by the Trust are allocated among the Funds based on the ratio of the net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Foreign Currency Translation: The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Trust books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates.

g. Repurchase Agreements: The Funds may enter into Joint Repurchase Agreements whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At October 31, 1995, all outstanding repurchase agreements held by the Funds had been entered into on that date.

h. Securities Traded on a When-Issued or Delayed Delivery Basis: The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds set aside sufficient investment securities as collateral for these purchase commitments.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Global Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance fund value. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.


2. FORWARD FOREIGN CURRENCY CONTRACTS (cont.)

The Fund segregates sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

As of October 31, 1995, the Global Fund had the following forward foreign currency contracts outstanding:

                                                               In                            Unrealized
                      Contracts to Sell                   Exchange for  Settlement Date      Gain (Loss)
               ------------------------------               ---------     ----------          --------
          17,000,000   Canadian Dollars...........   U.S.  $12,462,886      11/7/95      U.S. $(227,864)
           5,900,000   Canadian Dollars...........   U.S.  $ 4,328,687      11/7/95             (75,750)
                                                            ---------                         --------
                                                           $16,791,573                        $(303,614)
                                                            ---------                         --------

                                    Unrealized gain on offsetting forward exchange contracts     27,599
                                                                                              --------
                                    Net unrealized loss on forward exchange contracts         $(276,015)
                                                                                              ========


3. TRUST SHARES

At October 31, 1995, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Trust's shares for the years ended October 31, 1995 and 1994 were as follows:

                                                                        Franklin
                                         Franklin Global        Short-Intermediate U.S.   Franklin Convertible
                                     Government Income Fund   Government Securities Fund     Securities Fund
                                       -------------------        -------------------      ------------------
                                      Shares       Amount       Shares        Amount       Shares      Amount
                                     --------    ----------    --------     ----------    --------    ---------
Class I Shares:
1995
 Shares sold......................   1,405,808   $11,289,031   1,923,830   $19,635,078   1,136,905   $13,796,683
 Shares issued in reinvestment
 of distributions.................     914,639     7,301,870     687,236     6,990,998     438,817     5,039,171
 Shares redeemed..................  (3,754,938)  (30,017,098) (4,676,736)  (47,383,887)   (709,203)   (8,489,986)
 Changes from exercise of
 exchange privilege:
   Shares sold....................   4,026,233    32,375,881   2,100,546    21,187,519     873,451    10,600,521
   Shares redeemed................  (5,954,669)  (47,788,156) (2,404,299)  (24,307,149)   (596,771)   (7,179,156)
                                     --------    ----------    --------     ----------    --------    ---------
Net increase (decrease) ..........  (3,362,927) $(26,838,472) (2,369,423) $(23,877,441)  1,143,199   $13,767,233
                                     ========    ==========    ========     ==========    ========    =========
1994
 Shares sold......................   3,796,264   $33,419,371   4,313,964   $44,921,900   1,219,366   $15,220,916
 Shares issued in reinvestment
 of distributions.................     990,104     8,503,475     830,236     8,591,490     168,878     2,090,918
 Shares redeemed..................  (3,724,526)  (32,088,082) (6,851,195)  (70,807,735)   (547,097)   (6,756,318)
 Changes from exercise of
 exchange privilege:
   Shares sold....................   6,892,336    61,109,234   3,062,282    31,843,753   1,654,708    20,710,637
   Shares redeemed................  (5,719,956)  (49,668,205) (4,225,285)  (43,732,934)   (786,883)   (9,754,566)
                                     --------    ----------    --------     ----------    --------    ---------
Net increase (decrease) ..........   2,234,222   $21,275,793  (2,869,998) $(29,183,526)  1,708,972   $21,511,587
                                     ========    ==========    ========     ==========    ========    =========

3. TRUST SHARES (cont.)

                                     Franklin Adjustable              Franklin             Franklin Adjustable
                               U.S. Government Securities Fund   Equity Income Fund       Rate Securities Fund
                                   ----------------------        ------------------        ------------------
                                  Shares          Amount        Shares       Amount       Shares       Amount
                                ----------     ------------    --------     ---------    --------    ----------
Class I Shares:
1995
 Shares sold..................    1,016,508      $ 9,397,466   3,614,424   $52,484,607    117,121    $ 1,139,481
 Shares issued in reinvestment
 of distributions.............    2,216,085       20,454,537     366,679     5,193,976     92,210        897,246
 Shares redeemed..............  (21,188,303)    (195,347,968) (1,075,354)  (15,415,396)  (872,954)    (8,466,811)
 Changes from exercise of
 exchange privilege:
 Shares sold..................   13,013,049      120,583,082   2,458,319    35,549,903  1,073,318     10,376,223
 Shares redeemed..............  (16,665,972)    (154,485,114)   (802,742)  (11,531,516)(1,209,419)   (11,706,892)
                                ----------     ------------    --------     ---------    --------    ----------
Net increase (decrease) ......  (21,608,633)  $ (199,397,997)  4,561,326   $66,281,574   (799,724)  $ (7,760,753)
                                ==========     ============    ========     =========    ========    ==========
1994
 Shares sold..................    3,326,762     $ 31,759,086   1,527,023   $21,485,674    679,940    $ 6,750,951
 Shares issues in reinvestment
 of distributions.............    2,149,801       20,490,985     228,516     3,222,627    122,836      1,210,194
 Shares redeemed..............  (96,848,038)    (924,096,481)   (494,546)   (6,953,175)(2,401,365)   (23,641,545)
 Changes from exercise of
 exchange privilege:
 Shares sold..................    9,453,526       89,992,788   3,064,919    43,326,425  3,084,064     30,626,065
 Shares redeemed..............  (27,618,581)    (262,879,777)   (594,376)   (8,393,166)(2,719,427)   (26,892,282)
                                ----------     ------------    --------     ---------    --------    ----------
Net increase (decrease) ...... (109,536,530) $(1,044,733,399)  3,731,536   $52,688,385 (1,233,952)  $(11,946,617)
                                ==========     ============    ========     =========    ========    ==========

*For the period May 1, 1995 to October 31, 1995 with respect to the Global Fund and the period October 1, 1995 to October 31, 1995 with respect to the Convertible Fund and the Equity Income Fund.

                                         Franklin Global         Franklin Convertible           Franklin
                                     Government Income Fund         Securities Fund        Equity Income Fund
                                       -------------------        -------------------      ------------------
                                      Shares       Amount       Shares        Amount       Shares      Amount
                                     --------    ----------    --------     ----------    --------    ---------
Class II Shares:
1995*
 Shares sold......................     141,430   $ 1,155,749      47,111     $ 606,814      25,330      $388,639
 Shares issued in reinvestment
 of distributions.................       1,742        14,236          46           593          41           629
 Shares redeemed..................        (668)       (5,456)         --            --          --            --
 Changes from exercise of
 exchange privilege:
   Shares sold....................       3,593        29,749          97         1,249         498         7,595
   Shares redeemed................      (2,540)      (20,901)    (30,783)     (389,708)       (425)       (6,498)
                                     --------    ----------    --------      ---------    --------    ---------
Net increase......................     143,557   $ 1,173,377      16,471     $ 218,948      25,444      $390,365
                                     ========    ==========    ========      =========    ========    =========

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS
At October 31, 1995, for tax purposes, the Trust had accumulated net realized gains or capital loss carryovers as follows:

                              Franklin      Franklin                       Franklin
                               Global  Short-Intermediate   Franklin      Adjustable    Franklin      Franklin
                             Government  U.S. Government   Convertible  U.S. Government  Equity    Adjustable Rate
                             Income Fund Securities Fund Securities FundSecurities FundIncome Fund Securities Fund
                              --------    ------------     ----------     -----------   --------     ----------
Accumulated net realized
 gains....................           --              --     $4,662,218             --   $4,648,680            --
                              ========    ============     ==========     ===========   ========     ==========
Capital loss carryovers
 Expiring in:
  2000....................           --              --             --    $ 1,918,358           --            --
  2001....................           --              --             --      7,708,871           --            --
  2002....................     $548,256      $2,434,010             --     41,867,757           --      $414,821
  2003....................    4,045,611       3,564,637             --     18,176,270           --       286,740
                              --------    ------------     ----------     -----------   --------     ----------
                             $4,593,867      $5,998,647             --    $69,671,256           --      $701,561
                              ========    ============     ==========     ===========   ========     ==========


For tax purposes, the aggregate cost of securities is higher (and unrealized depreciation is higher) than for financial reporting purposes at October 31, 1995, by $12,415 in the Convertible Fund, $581,413 in the Adjustable U.S.
Government Securities Fund, $41,427 in the Equity Income Fund, and $17,234 in the Adjustable Rate Fund.


5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1995, were as follows:

                            Franklin       Franklin                       Franklin
                             Global   Short-Intermediate   Franklin    Adjustable U.S.  Franklin      Franklin
                           Government   U.S. Government   Convertible    Government      Equity    Adjustable Rate
                           Income Fund  Securities Fund Securities FundSecurities Fund Income Fund Securities Fund
                           ----------     -----------     ----------     -----------    ---------    ----------
Purchases...............  $160,823,330     $118,916,876   $78,882,691    $104,643,793  $74,322,215   $10,727,587
                           ==========     ===========     ==========     ===========    =========    ==========
Sales...................  $173,027,094     $146,406,150   $73,187,495    $308,837,179  $26,133,957   $18,532,503
                           ==========     ===========     ==========     ===========    =========    ==========

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc. (Advisers), under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the net assets of each Fund on the last day of the month, except for the Adjustable U.S. Government
Fund and the Adjustable Rate Fund, as follows:

        Annualized Fee RateMonth End Net Assets
        -------------    ----------------------------------
         .625 of 1%      First $100 million
         .500 of 1%      over $100 million, up to and including $250 million
         .450 of 1%      over $250 million


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Under the terms of a separate administration agreement with the Adjustable U.S.
Government Fund and the Adjustable Rate Fund, Advisers provides various administrative, statistical, and other services, and receives fees computed monthly based on the average daily net assets as follows:

        Annualized Fee RateAverage Monthly Net Assets
         -------------    ----------------------------------
          .100 of 1%      First $5 billion
          .090 of 1%      over $5 billion, up to and including $10 billion
          .080 of 1%      over $10 billion

The terms of the management agreement provide that aggregate annual expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Funds' shares are registered. The Funds' expenses did not exceed these limitations; however, for the year ended October 31, 1995, Advisers agreed in advance to waive a portion of the management fees for the Equity Income Fund of $15,980. In addition, Advisers agreed in advance to waive a portion of the administration fee for the Adjustable Rate Securities Fund of $5,849 and made payments of $8,739 for other expenses as reflected in the Statement of Operations.

In its capacity as underwriter for the shares of the Funds, Franklin/Templeton
Distributors, Inc. (Distributors), receives commissions on sales of the Funds' capital shares. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds and as such are not expenses of the Funds.
Distributors may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class II shares. Commissions received by Distributors and the amounts paid to other dealers for the year ended October
31,1995, were as follows:

                              Franklin      Franklin                       Franklin
                               Global  Short-Intermediate   Franklin      Adjustable     Franklin     Franklin
                             Government  U.S. Government   Convertible  U.S. Government   Equity   Adjustable Rate
                             Income Fund Securities Fund Securities FundSecurities Fund Income FundSecurities Fund
                              --------    ------------     ----------     -----------    --------    ----------
Class I
Total commissions received.    $377,052         $248,800      $453,446        $121,256  $1,252,879       $12,586
                              ========    ============     ==========     ===========    ========    ==========
Paid to other dealers......    $360,075         $250,445      $438,928        $109,101  $1,202,611       $11,219
                              ========    ============     ==========     ===========    ========    ==========
Class II
Total commissions received.     $11,300                        $ 5,129                      $2,901
                              ========                     ==========                    ========
Paid to other dealers......     $23,311                        $10,238                      $5,832
                              ========                     ==========                    ========

Distributors also received contingent deferred sales charge of $24 and $500 relating to transactions in the Global Fund Class II shares and the Adjustable
U.S. Government Fund Class I shares, respectively.

Under the terms of a shareholder service agreement with Franklin/Templeton
Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended October 31, 1995, aggregated $551,109 of which $508,651 was paid to Investor Services.

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment
Company Act of 1940, the Short-Intermediate Fund, the Adjustable U.S. Government
Fund and the Adjustable Rate Fund will reimburse Distributors in an amount up to 0.10%, 0.25%, 0.25%, respectively, per annum of the Funds' average daily net assets for costs incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred by the Funds under the agreement aggregated $1,588,062 for the year ended October 31, 1995.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment
Company Act of 1940, which were effective May 1, 1994, for Class I shares, and which became effective for Class II shares on May 1, 1995, the Global Fund will reimburse Distributors in an amount up to a maximum of 0.15% for Class I and 0.65% for Class II per annum of the average daily net assets of each class for costs incurred in the promotion, offering and marketing of the Class I and Class
II shares. Fees incurred by the classes under the agreement aggregated $142,192 for the year ended October 31, 1995.

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment
Company Act of 1940, which were effective May 1, 1994, for Class I shares, and which became effective for Class II shares on October 1, 1995, the Convertible
Fund and Equity Income Fund will reimburse Distributors in an amount up to a maximum of 0.25% for Class I and 1.00% for Class II per annum of the average daily net assets of each class for costs incurred in the promotion, offering and marketing of the Class I and Class II shares. Fees incurred by the classes under the agreement aggregated $438,951 for the year ended October 31, 1995.

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc., and the Adjustable Rate Securities Portfolio and the
U.S. Government Adjustable Rate Mortgage Portfolio.


7. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Funds value these securities as disclosed in Note 1. At October 31, 1995, 144A securities were held as follows:

                                                                           Franklin
                                                                            Global        Franklin     Franklin
                                                                          Government     Convertible    Equity
                                                                          Income Fund  Securities FundIncome Fund
                                                                          ----------     ----------    --------
Value..................................................................     $3,109,125   $29,566,581  $8,959,949
                                                                          ==========     ==========    ========
Ratio of value to net assets...........................................          1.87%        35.31%       5.29%
                                                                          ==========     ==========    ========

See the accompanying Statements of Investments in Securities and Net Assets for specific information on such securities.


8. CREDIT RISKS

Although the Convertible Fund has a diversified portfolio, 72.45% of its portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Although each of the Funds has a diversified investment portfolio, there are certain credit risks, foreign currency exchange risk, or event risks due to the manner in which certain Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries, or sectors as follows:

The Global Fund has investments in excess of 10% of its total net assets in debt securities denominated in Australian dollars, Canadian dollars, and Deutsche marks.


9. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each year by Fund are as follows:

                     Per Share Operating Performance                               Ratios/Supplemental Data
          ----------------------------------------------------                     -------------------------
                         Net            Distri-
          Net         Realized   Total  butions Distri- Distri-                                               Ratio
         Asset         & Un-     From   From    butions butions          Net             Net     Ratio of    of Net
       Value at  Net  realized   Invest- Net    From    From            Asset         Assets at  Expenses   Investment
Year    Begin-  Invest- Gain     ment   Invest- RealizedReturn  Total   Value           End of   to Average  Income     Portfolio
Ended   ning of  ment  (Loss)on  Oper-   ment   Capital  of     Distri- at End   Total   Year      Net      to Average   Turnover
Oct. 31,Year   Income Securities ations Income  Gains   Capital butions of Year Return**(in 000's)Assets5   Net Assets     Rate

Franklin Global Government Income Fund
Class I Shares:
19922  $9.34  $0.86  $0.246    $1.106  $(0.900) $(0.156)  $--   $(1.056) $9.39  12.15% $ 78,911   0.50%     7.87%       155.40%
19932   9.39   0.83  (0.698)    0.132   (0.713)  (0.075) (0.124) (0.912)  8.61   1.08   153,899   0.72      7.08         49.20
19933   8.61   0.58   0.716     1.296   (0.576)     --      --   (0.576)  9.33  15.14   195,627   0.77*     6.74*        67.36
1994    9.33   1.30  (1.806)    (.506)  (0.078)   (.083) (0.603) (0.764)  8.06  (5.72)  187,204   0.89      8.54         80.69
1995    8.06   0.67   0.290     0.960   (0.645)     --   (0.065) (0.710)  8.31  12.65   164,970   0.96      8.29        103.49
Class II Shares:+++
1995+   8.03   0.31   0.301     0.611   (0.301)     --   (0.030) (0.331)  8.31   7.09     1,193   1.54*     7.41*       103.49
Franklin Short-Intermediate U.S. Government Securities Fund
Class I Shares:
19922 $10.30  $0.58  $0.374    $0.954$  (0.786)  $(0.078)  --   $(0.864) $10.39  9.44%$ 163,690   0.71%     5.90%       102.05%
19932  10.39   0.57   0.432     1.002   (0.565)   (0.257)  --    (0.822)  10.57 10.01   235,382   0.56      5.40         78.96
19933  10.57   0.38   0.245     0.625   (0.390)   (0.005)  --    (0.395)  10.80  5.90   273,678   0.55*     4.75*        31.71
1994   10.80   0.49  (0.696)   (0.206)  (0.472)   (0.092)  --    (0.564)  10.03 (1.99)  225,352   0.65      4.75         99.09
1995   10.03   0.56   0.309     0.869   (0.549)     --     --    (0.549)  10.35  8.90   208,057   0.73      5.42         56.34
Franklin Convertible Securities Fund
Class I Shares:
19922   8.53   0.44   2.194     2.634   (0.684)     --      --   (0.684)  10.48 31.50    20,282   0.26      6.84         64.90
19932  10.48   0.61   1.034     1.644   (0.684)     --      --   (0.684)  11.44 16.12    28,307   0.25      6.01         60.00
19933  11.44   0.45   1.413     1.863   (0.513)     --      --   (0.513)  12.79 16.50    47,440   0.25*     5.25*        31.05
1994   12.79   0.59  (0.327)    0.263   (0.594)   (0.119)   --   (0.713)  12.34  2.07    66,869   0.84      4.84         68.39
1995   12.34   0.58   1.099     1.679   (0.592)   (0.697)   --   (1.289)  12.73 15.18    83,523   1.03      4.82        108.64
Class II Shares:+++
1995++ 13.06   0.07  (0.373)   (0.303)  (0.047)     --      --   (0.047)  12.71 (2.33)      209   1.60*     3.64*       108.64
Franklin Adjustable U.S. Government Securities Fund
Class I Shares:
19922   9.99   0.74   0.027     0.767   (0.777)     --      --   (0.777)   9.98  7.96 3,513,415  0.684      7.10         30.89
19932   9.98   0.51  (0.105)    0.405   (0.522)   (0.003)   --   (0.525)   9.86  4.16 2,971,424  0.664      5.10         30.36
19933   9.86   0.28  (0.086)    0.194   (0.284)     --      --   (0.284)   9.77  1.99 1,813,504  0.654*     3.92*         6.97
1994    9.77   0.35  (0.606)   (0.256)  (0.314)     --      --   (0.314)   9.20 (2.65)  700,617  0.424      3.67          5.99
1995    9.20   0.54   0.136     0.676   (0.536)     --      --   (0.536)   9.34  7.57   509,371  0.614      5.76         17.81
Franklin Equity Income Fund
Class I Shares:
19922  10.64   0.42   1.967     2.387   (0.660)   (0.057)   --   (0.717)  12.31 22.76    16,144   0.25      5.77         40.59
19932  12.31   0.66   1.307     1.967   (0.682)   (0.135)   --   (0.817)  13.46 16.23    26,092   0.25      5.18         31.05
19933  13.46   0.60   1.435     2.035   (0.495)   (0.090)   --   (0.585)  14.91 15.27    42,177   0.25*     5.86*        19.33
1994   14.91   0.62  (0.358)    0.262   (0.725)   (0.307)   --   (1.032)  14.14  1.83    92,763   0.77      4.53         39.51
1995   14.14   0.63   1.272     1.902   (0.609)   (0.243)   --   (0.852)  15.19 14.10   168,897   1.00      4.44         27.86
Class II Shares:+++
1995++ 15.38   0.05  (0.193)   (0.143)   (.047)     --      --   (0.047)  15.19 (0.93)      386   1.99*     3.57*        27.86
Franklin Adjustable Rate Securities Fund
19921  10.00    --     --        --     --          --      --     --     10.00   --         --    --        --           --
19932  10.00   0.60   0.031     0.631   (0.601)     --      --   (0.601)  10.03  6.48    12,521    --       5.84         48.95
19933  10.03   0.37   0.009     0.379   (0.369)     --      --   (0.369)  10.04  3.83    37,809  0.114*     4.69*        49.11
1994   10.04   0.45  (0.341)    0.109   (0.449)     --      --   (0.449)   9.70  1.11    24,564  0.454      4.45         84.67
1995    9.70   0.58   0.120     0.700   (0.580)     --      --   (0.580)   9.82  7.57    17,014  0.704      5.82         53.30

1For the period December 26, 1991 (effective date of registration) to January 31, 1992.
2For the year ended January 31.
3For the nine months ended October 31, 1993.
+For the period ended May 1, 1995 to October 31, 1995.
++For the period ended October 1, 1995 to October 31, 1995.
+++Ratios have been calculated using daily average net assets during the period. *Annualized
**Total return measures the change in value of an investment over the periods indicated, and is not annualized. It does not include the maximum front-end sales charge or the deferred contingent sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.
4Includes the Funds' share of the Portfolios' allocated expenses.
5During the periods indicated, Franklin Advisers, Inc., the investment manager of the Funds and Portfolios agreed in advance to waive a portion of its administration and management fees and made payments of other expenses incurred by the Funds and Portfolios. Had such action not been taken, the Funds' ratios of expenses to average net assets would have been as follows:

                                       Ratio of expense to
                                       average net assets
                                          ----------
Franklin Global Government Income Fund
Class I
 19922.................................      0.80%
 19933.................................      0.73*
Franklin Short-Intermediate
 U.S. Government Securities Fund
19932..................................      0.65%
19933..................................      0.63*
1994...................................      0.68
Franklin Convertible Securities Fund
Class I
19922..................................      0.94%
19932..................................      0.81
19933..................................      0.86*
1994...................................      0.92


                                      Ratio of expense to
                                      average net assets
                                          ----------
Franklin Adjustable U.S. Government
 Securities Fund
 19922.................................      0.89%4
 19932.................................      0.804
 19933.................................      0.79
 1994..................................      0.82
 1995..................................      0.86
Franklin Equity Income Fund
Class I
 19922.................................      0.84%
 19932.................................      0.81
 19933.................................      0.87*
 1994..................................      0.95
 1995..................................      1.02
Franklin Adjustable Rate Securities Fund
 19921.................................       --
 19932.................................      1.91%4
 19933.................................      1.014*
 1994..................................      0.854
 1995..................................      0.994



Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of their ordinary income dividends paid by the Funds during the fiscal year ended October 31, 1995, as income qualifying for the dividends received deduction.

               Convertible Securities Fund.........................    21.43%
                 Equity Income Fund..................................  74.26%



FRANKLIN INVESTORS SECURITIES TRUST

Report of Independent Auditors



To the Shareholders and Board of Trustees of Franklin Investors Securities Trust:

We have audited the accompanying statements of assets and liabilities of the various funds comprising the Franklin Investors Securities Trust, including each Fund's statement of investments in securities and net assets, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising the Franklin Investors Securities Trust as of October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                   COOPERS & LYBRAND L.L.P.

San Francisco, California
December 8, 1995

ADJUSTABLERATESECURITIESPORTFOLIOS

Statement of Investments in Securities and Net Assets, October 31, 1995


    Face                                                                                                Value
   Amount        U.S. Government Adjustable Rate Mortgage Portfolio                                   (Note 1)
                 Adjustable Rate Mortgage Securities96.6%

                 Federal Home Loan Mortgage Corp. (FHLMC)25.9%
$  6,486,145     FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.779%, 11/01/16......     $ 6,632,610
   2,642,734     FHLMC, Cap 11.939%, Margin 2.127% + CMT, Resets Annually, 7.801%, 07/01/20.....       2,697,122
   1,158,740     FHLMC, Cap 12.176%, Margin 2.015% + CMT, Resets Annually, 7.339%, 04/01/20.....       1,174,256
   4,617,382     FHLMC, Cap 12.177%, Margin 2.265% + CMT, Resets Annually, 7.468%, 07/01/20.....       4,721,043
     907,915     FHLMC, Cap 12.68%, Margin 2.195% + CMT, Resets Annually, 7.823%, 02/01/19......         928,289
   2,847,028     FHLMC, Cap 12.723%, Margin 2.189% + CMT, Resets Annually, 7.868%, 04/01/19.....       2,942,973
   5,666,177     FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.927%, 07/01/18......       5,811,118
   6,036,075     FHLMC, Cap 12.79%, Margin 2.07% + CMT, Resets Annually, 7.769%, 04/01/19.......       6,220,598
   1,049,482     FHLMC, Cap 12.80%, Margin 2.05% + CMT, Resets Annually, 7.498%, 11/01/18 ......       1,065,487
   8,763,998     FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.749%, 04/01/18......       9,059,345
   7,228,305     FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.567%, 09/01/19......       7,445,431
   5,374,091     FHLMC, Cap 13.07%, Margin 2.12% + CMT, Resets Annually, 7.921%, 04/01/22.......       5,524,942
   4,145,794     FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.328%, 12/01/16.....       4,244,938
   2,363,866     FHLMC, Cap 13.16%, Margin 2.115% + CMT, Resets Annually, 7.684%, 07/01/19......       2,439,826
   3,854,267     FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.524%, 10/01/18.....       3,978,410
   1,785,997     FHLMC, Cap 13.269%, Margin 2.249% + CMT, Resets Annually, 7.909%, 05/01/19.....       1,849,525
     685,545     FHLMC, Cap 13.286%, Margin 2.164% + CMT, Resets Annually, 7.838%, 10/01/19 ....         700,072
   2,747,142     FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.635%, 03/01/19.....       2,829,791
     868,495     FHLMC, Cap 13.302%, Margin 2.04% + CMT, Resets Annually, 7.439%, 04/01/18 .....         892,584
   1,945,682     FHLMC, Cap 13.306%, Margin 2.057% + CMT, Resets Annually, 7.626%, 12/01/18.....       2,004,036
   2,994,881     FHLMC, Cap 13.36%, Margin 2.242% + CMT, Resets Annually, 8.097%, 07/01/20......       3,104,224
   5,573,928     FHLMC, Cap 13.364%, Margin 2.225% + CMT, Resets Annually, 7.966%, 07/01/19.....       5,782,517
   5,789,578     FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.597%, 03/01/18.....       5,962,675
  11,206,472     FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.634%, 04/01/19.......      11,517,562
   9,746,883     FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 8.033%, 07/01/20......      10,099,720
     733,246     FHLMC, Cap 13.77%, Margin 2.057% + CMT, Resets Annually, 7.669%, 02/01/19......         739,163
   5,235,750     FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.955%, 11/01/19.....       5,397,482
  10,372,361     FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.711%, 04/01/18 ....      10,670,048
   2,966,425     FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years,
                  8.60%, 12/01/21 ..............................................................       3,061,766
   1,719,346     FHLMC, Cap 14.451%, Margin 2.00% + CMT, Resets Annually, 7.42%, 12/01/18 ......       1,761,178
   4,249,865     FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.228%, 02/01/19 .....       4,459,469
                                                                                                   -------------
                 Total Federal Home Loan Mortgage Corp. (Cost $135,982,186).....................     135,718,200
                                                                                                   -------------
                 Federal National Mortgage Association (FNMA)61.1%
   3,293,207     FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually,
                  7.533%, 11/01/18..............................................................       3,416,538
  18,611,592     FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.485%, 11/01/17.......      18,773,513
   5,755,655     FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.724%, 03/01/19........       5,924,411

                 Federal National Mortgage Association (FNMA) (cont.)
$ 14,663,088     FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Annually,
                 7.297%, 01/01/19...............................................................    $ 14,941,686
   4,698,024     FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.905%, 01/01/19.......       4,702,205
  11,679,517     FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.394%, 09/01/18.......      11,653,354
   5,169,685     FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.454%, 01/01/19.......       5,209,801
   5,380,481     FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.970%, 11/01/20.......       5,560,082
   7,880,916     FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.418%, 05/01/19.......       8,134,576
   3,960,326     FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually,
                  7.815%, 06/01/17..............................................................       4,156,877
   7,701,343     FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years,
                  7.985%, 10/01/17..............................................................       7,924,682
   8,827,407     FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually,
                  7.122%, 07/01/17..............................................................       8,962,112
   2,507,963     FNMA, Cap 12.911%, Margin 2.00% + 6 Month DR, Resets Semi-Annually,
                  7.350%, 02/01/18..............................................................       2,534,472
  11,320,379     FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.429%, 02/01/19 ......      11,295,020
   4,913,891     FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.865%, 12/01/19......       5,103,051
   7,048,239     FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years,
                  8.123%, 11/01/17..............................................................       7,263,703
   6,964,521     FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Monthly, 7.644%, 06/01/19.........       7,204,921
  11,099,155     FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.877%, 02/01/20........      11,133,228
   7,543,674     FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually,
                  7.634%, 12/01/20..............................................................       7,689,417
   7,432,428     FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.704%, 04/01/19......       7,696,799
   7,874,867     FNMA, Cap 13.099%, Margin 1.75% + 6 Month TB, Resets Semi-Annually,
                  7.646%, 07/01/20..............................................................       8,022,047
   5,692,587     FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.716%, 04/01/19......       5,887,649
   3,927,794     FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually,
                  7.893%, 11/01/26..............................................................       4,034,316
   4,007,503     FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.872%, 06/01/19.......       4,122,479
   9,271,494     FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.605%, 10/01/19 ......       9,594,532
   8,489,983     FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.920%, 04/01/03........       8,494,823
  16,005,786     FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.776%, 09/01/22......      16,589,997
  14,870,123     FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 7.752%, 01/01/18......      15,369,907
   7,681,967     FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.964%, 03/01/21......       8,014,918
  10,611,009     FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 8.046%, 12/01/20......      10,978,469
   4,880,937     FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.802%, 03/01/19 ......       5,059,140
   6,113,202     FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually,
                  6.893%, 07/01/24..............................................................       6,032,630
   5,328,418     FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.762%, 02/01/19.......       5,532,925
                 Federal National Mortgage Association (FNMA) (cont.)
 $ 4,162,026     FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.670%, 12/01/18.......     $ 4,303,468
   8,593,055     FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.633%, 01/01/19......       8,891,525
   2,297,476     FNMA, Cap 14.142%, Margin 2.118% + CMT, Resets Annually, 7.690%, 03/01/21......       2,375,591
  14,725,546     FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years,
                  8.064%, 05/01/21..............................................................      15,180,125
   3,993,207     FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.889%, 03/01/20.......       4,126,500
  10,711,879     FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.634%, 01/01/16.......      10,922,047
   4,062,732     FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.941%, 05/01/19......       4,225,038
   2,096,797     FNMA, Cap 15.381%, Margin 2.168% + CMT, Resets Annually, 8.056%, 02/01/20......       2,189,164
                                                                                                   -------------
                 Total Federal National Mortgage Association (Cost $321,037,193)................     319,227,738
                                                                                                   -------------
                 Government National Mortgage Association (GNMA)9.6%
   9,149,734     GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.00%, 01/20/24.........       9,162,817
   5,745,469     GNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.00%, 08/20/24.........       5,879,855
   8,145,960     GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 6.00%, 07/20/25.........       8,188,807
   2,774,056     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.50%, 07/20/25.........       2,806,957
   7,095,937     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.50%, 09/01/25.........       7,180,094
   9,998,089     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 07/20/23........      10,247,541
   6,733,728     GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 7.125%, 08/20/23........       6,901,734
                                                                                                   -------------
                 Total Government National Mortgage Association (Cost $50,915,091)..............      50,367,805
                                                                                                   -------------
                 Total Long-Term Investments (Cost $507,934,470)................................     505,313,743
                                                                                                   -------------
              d,eReceivables from Repurchase Agreements1.5%
   7,633,075     Joint Repurchase Agreements, 5.887%, 11/01/95 (Cost $7,754,634)
                  Daiwa Securities America, Inc., (Maturity Value $1,706,298)
                   Collateral: U.S. Treasury Bills, 04/25/96
                               U.S. Treasury Notes, 6.125%, 09/30/00
                  Donaldson, Lufkin & Jenrette, (Maturity Value $2,016,535)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                  Swiss Bank Corp., (Maturity Value $2,016,535)
                   Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                  UBS Securities, Inc., (Maturity Value $2,016,535)
                   Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00.........       7,754,634
                                                                                                   -------------
                  Total Investments (Cost $515,689,104)98.1%....................................     513,068,377
                  Others Assets and Liabilities, Net1.9%........................................       9,733,580
                                                                                                   -------------
                  Net Assets100%................................................................    $522,801,957
                                                                                                   =============


                 At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $515,689,104 was as follows:
                 Aggregate gross unrealized appreciation for all investments in which there was
                  an excess of value over tax cost..............................................     $ 1,571,783
                 Aggregate gross unrealized depreciation for all investments in which there was
                  an excess of tax cost over value..............................................      (4,192,510)
                                                                                                   -------------
                 Net unrealized depreciation ...................................................    $ (2,620,727)
                                                                                                   =============

PORTFOLIO ABBREVIATIONS:
3CMT   - 3 Year Constant Maturity Treasury Index
5CMT   - 5 Year Constant Maturity Treasury Index
CMT    - 1 Year Constant Maturity Treasury Index
COFI   - Cost of Funds Index
DR     - Discount Rate
NCI    - National District Cost of Funds Index
TB     - Treasury Bill Rate


dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(f) regarding Joint Repurchase Agreements.

The accompanying notes are an integral part of these financial statements.



ADJUSTABLERATESECURITIESPORTFOLIOS

Statement of Investments in Securities and Net Assets, October 31, 1995


    Face                                                                                                Value
   Amount       Adjustable Rate Securities Portfolio                                                  (Note 1)
                Adjustable Rate Mortgage Securities 79.9%

$   878,306     FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28...........      $ 878,262
    774,027     GNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.50%, 02/20/17 ..........        783,176
  1,275,424     Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets Annually,
                 7.46%, 01/25/18.................................................................      1,288,179
  1,932,199     PHMS, Cap 10.88%, Margin 2.50% + CMT, Resets Annually, 8.06%, 01/25/23...........      1,966,013
  2,086,020     PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 8.74%, 07/25/22...........      2,122,526
  1,298,157     PHMS, Cap 12.02%, Margin 2.55% + CMT, Resets Annually, 8.08%, 03/25/22...........      1,319,252
  1,200,000     PHMS, Cap 12.625%, Margin 2.55% + CMT, Resets Annually, 8.625%, 08/25/20.........      1,291,500
  2,616,806     RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.97%, 11/25/22............      2,664,645
  1,637,674     RTC, Cap 12.66%, Margin 1.75% + 6 Month TB, Resets Semi-Annually,
                 7.50%, 04/26/21.................................................................      1,590,592
  2,318,301     RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.51%, 06/25/22......      2,306,710
  1,591,724     RTC, Cap 16.48%, Margin NACR - 0.15%, Resets Annually, 7.59%, 07/25/20...........      1,546,957
  1,304,276     Ryland Mortgage Securities Corp., Cap 11.00%, Margin 1.00% + COFI,
                 Resets Monthly, 6.13%, 04/25/21.................................................      1,285,120
  2,612,075     Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96% + NACR,
                 Resets Annually, 8.24%, 10/25/16................................................      2,591,669
                                                                                                   -------------
                Total Adjustable Rate Mortgage Securities (Cost $22,189,652).....................     21,634,601
                                                                                                   -------------
                Fixed Rate Mortgage Securities4.7%
  1,314,244     Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8, 6.25%,
                 07/25/09 (Cost $1,278,102)......................................................      1,278,312
                                                                                                   -------------
                Other Adjustable Rate Securities4.8%
  1,300,000     Advanta Credit Card Master Trust, Margin 0.16% + 1 Month LIBOR, Resets Monthly,
                 6.03%, 09/01/00 (Cost $1,301,523)...............................................      1,303,055
                                                                                                   -------------
                U.S Government Securities7.6%
  1,000,000     U.S. Treasury Notes, 6.75%, 05/31/97.............................................      1,017,187
  1,000,000     U.S. Treasury Notes, 8.50%, 07/15/97.............................................      1,046,562
                                                                                                   -------------
                Total U.S. Government Securities (Cost $2,054,453) ..............................      2,063,749
                                                                                                   -------------
                Total Long-Term Investments (Cost $26,823,730)...................................     26,279,717
                                                                                                   -------------

             d,eReceivables from Repurchase Agreements2.6%.......................................
  $ 695,644     Joint Repurchase Agreements, 5.887%, 11/01/95 (Cost $706,588)
                 Daiwa Securities America, Inc., (Maturity Value $155,475)
                Collateral: U.S. Treasury Bills, 04/25/96
                            U.S. Treasury Notes, 6.125%, 09/30/00
                 Donaldson, Lufkin & Jenrette, (Maturity Value $183,743)
                Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                 Swiss Bank Corp., (Maturity Value $183,743)
                Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 UBS Securities, Inc., (Maturity Value $183,743)
                Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00.............      $ 706,588
                                                                                                   -------------
                 Total Investments (Cost $27,530,318)99.6%.......................................     26,986,305
                 Other Assets and Liabilities, Net.4%............................................         92,595
                                                                                                   -------------
                 Net Assets100.0%................................................................    $27,078,900
                                                                                                   =============

                At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $27,530,318 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost................................................       $ 17,543
                Aggregate gross unrealized depreciation for all investments in which there was
                 an excess of tax cost over value................................................       (561,556)
                                                                                                   -------------
                Net unrealized depreciation......................................................     $ (544,013)
                                                                                                   =============

PORTFOLIO ABBREVIATIONS:
3CMT    - 3 Year Constant Maturity Treasury Index
CMT     - 1 Year Constant Maturity Treasury Index
COFI    - 11th District Cost of Funds Index
FNMA    - Federal National Mortgage Association
GNMA    - Government National Mortgage Association
LIBOR   - London Interbank Offered Rate
NACR    - National Average Contract Rate
NCI     - National District Cost of Funds Index
PHMS    - Prudential Home Mortgage Securities
RFC     - Residential Finance Corp.
RTC     - Resolution Trust Corp.
TB      - Treasury Bill Rate

dFace amount for repurchase agreements is for the underlying collateral.
eSee Note 1(f) regarding Joint Repurchase Agreements.


The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements

Statements of Assets and Liabilities
October 31, 1995

                                                                               U.S. Government
                                                                               Adjustable Rate    Adjustable Rate
                                                                             Mortgage PortfolioSecurities Portfolio
                                                                                 ----------         -----------
Assets:
 Investments in securities:
  At identified cost.......................................................      $507,934,470        $26,823,730
                                                                                 ==========         ===========
  At value.................................................................       505,313,743         26,279,717
 Receivables from repurchase agreements, at value and cost.................         7,754,634            706,588
 Cash......................................................................         3,137,654                 --
 Receivables:
  Interest.................................................................         3,941,508            234,803
  Investment securities sold...............................................         2,869,491                 --
 Unamortized organization costs (Note 2)...................................                --              2,745
                                                                                 ----------         -----------
      Total assets.........................................................       523,017,030         27,223,853
                                                                                 ----------         -----------
Liabilities:
 Payables:
  Capital shares repurchased...............................................                --            125,717
  Distributions payable to shareholders....................................            18,831                 --
  Management fees..........................................................           106,645              4,106
  Professional fees........................................................            61,989              3,011
 Accrued expenses and other liabilities....................................            27,608             12,119
                                                                                 ----------         -----------
      Total liabilities....................................................           215,073            144,953
                                                                                 ----------         -----------
Net assets, at value.......................................................      $522,801,957        $27,078,900
                                                                                 ==========         ===========
Net assets consist of:
 Unrealized depreciation on investments....................................      $ (2,620,727)        $ (544,013)
 Net realized loss from investments........................................      (137,401,286)        (2,705,888)
 Capital shares............................................................           560,356             27,610
 Additional paid-in capital................................................       662,263,614         30,301,191
                                                                                 ----------         -----------
Net assets, at value.......................................................      $522,801,957        $27,078,900
                                                                                 ==========         ===========
Shares outstanding.........................................................        56,035,644          2,760,971
                                                                                 ==========         ===========
Net asset value per share..................................................             $9.33              $9.81
                                                                                 ==========         ===========
Representative computation (U.S. Government Adjustable Rate Mortgage
 Portfolio) of net asset value, offering price and redemption price per share:
 ($522,801,957 O 56,035,644)...............................................             $9.33
                                                                                 ==========


The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1995

                                                                               U.S. Government
                                                                               Adjustable Rate    Adjustable Rate
                                                                             Mortgage PortfolioSecurities Portfolio
                                                                                 ----------         -----------
Investment income:
 Interest (Note 1).........................................................       $39,043,371         $1,971,336
                                                                                 ----------         -----------
Expenses:
 Management fees (Note 6)..................................................         2,456,413            119,324
 Professional fees.........................................................            66,154              5,642
 Custodian fees............................................................            53,416              2,641
 Rating service fees.......................................................            12,714              6,310
 Trustees' fees and expenses...............................................             8,019                240
 Reports to shareholders...................................................             4,621              1,058
 Amortization of organization costs (Note 2)...............................                --              2,196
 Other.....................................................................            11,103              1,428
 Payments from Manager (Note 6)............................................        (1,488,336)           (63,940)
                                                                                 ----------         -----------
      Total expenses.......................................................         1,124,104             74,899
                                                                                 ----------         -----------
       Net investment income...............................................        37,919,267          1,896,437
                                                                                 ----------         -----------
Realized and unrealized gain (loss) on investments:
 Net realized loss.........................................................        (7,672,691)          (602,782)
 Net unrealized appreciation ..............................................        16,342,196            913,301
                                                                                 ----------         -----------
Net realized and unrealized gain on investments............................         8,669,505            310,519
                                                                                 ----------         -----------
Net increase in net assets resulting from operations.......................       $46,588,772         $2,206,956
                                                                                 ==========         ===========


The accompanying notes are an integral part of these financial statements.



ADJUSTABLERATESECURITIESPORTFOLIOS

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1995 and 1994

                                                         U.S. Government                   Adjustable Rate
                                               Adjustable Rate Mortgage Portfolio       Securities Portfolio
                                                     -----------------------            --------------------
                                                    1995              1994              1995            1994
                                                 ----------        -----------        ---------       ---------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................     $ 37,919,267       $ 47,964,106    $ 1,896,437      $ 4,221,967
  Net realized loss from investments .......       (7,672,691)       (67,057,492)      (602,782)      (1,993,495)
  Net unrealized appreciation (depreciation)
 on investments.............................       16,342,196        (12,751,845)       913,301       (1,410,266)
                                                 ----------        -----------        ---------       ---------
      Net increase (decrease) in net assets
 resulting from operations..................       46,588,772        (31,845,231)     2,206,956          818,206
 Distributions to shareholders from
 undistributed net investment income
 (Note 1)...................................      (37,919,267)       (47,964,106)    (1,896,437)      (4,221,967)
 Decrease in net assets from
 capital share transactions (Note 4)........     (233,338,662)    (1,302,948,561)   (14,850,372)     (79,286,725)
                                                 ----------        -----------        ---------       ---------
      Net decrease in net assets............     (224,669,157)    (1,382,757,898)   (14,539,853)     (82,690,486)
Net assets (there is no undistributed net
 investment income at beginning or end
 of year):
  Beginning of year.........................      747,471,114      2,130,229,012     41,618,753      124,309,239
                                                 ----------        -----------        ---------       ---------
  End of year...............................     $522,801,957      $ 747,471,114    $27,078,900     $ 41,618,753
                                                 ==========        ===========        =========       =========



The accompanying notes are an integral part of these financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS

Notes to Financial Statements




1. SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is a no load, open end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently has two separate portfolios (the Portfolios) consisting of the U.S.Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Portfolio is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

Net realized capital losses may differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

d. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code. The Fund normally declares dividends from its net investment income daily and distributes monthly. Daily allocations of net investment income will commence on the date following receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to the Portfolio's total net investment income and are payable to shareholders of record at the beginning of business on the ex-date. Once each month, dividends are reinvested in additional shares of the Portfolio or paid in cash as requested by the shareholders.

e. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Repurchase Agreements:

The Funds may enter into Joint Repurchase Agreements whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Trust based on its pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. Government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. Government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At October 31, 1995, all outstanding joint repurchase agreements held by the Funds have been entered into on that date.

g. Securities Traded on a When-Issued or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds set aside sufficient investment securities as collateral for these purchase commitments.


2. ORGANIZATION COSTS

The organization costs of the Securities Portfolio are amortized on a straight-line basis over a period of five years from December 26, 1991, the effective date of registration. In the event Franklin Resources, Inc. (which was the sole shareholder prior to December 26, 1991) redeems its seed money shares within the five-year period, the pro rata share of the then-unamortized deferred organization cost will be deducted from the redemption price paid to Franklin Resources, Inc. New investors purchasing shares of the portfolio subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1995, for tax purposes, the Portfolios had accumulated capital loss carryovers as follows:

                                                           U.S. Government
                                                            Adjustable Rate     Adjustable Rate
                                                          Mortgage Portfolio Securities Portfolio
                                                              -----------        ------------
               Capital loss carryovers
                Expiring in:2000.....................          $ 45,439,616          $   57,701
                            2001.....................            17,182,002              50,908
                            2002.....................            67,102,060           1,987,888
                            2003.....................             7,677,608             609,391
                                                              -----------        ------------
                                                               $137,401,286          $2,705,888
                                                              ===========        ============

For tax purposes, the aggregate cost of securities and unrealized depreciation of the Trust are the same as for financial statement purposes at October 31, 1995.

4. TRUST SHARES

At October 31, 1995, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Portfolio's shares for the years ended October 31, 1995 and 1994 are as follows:


                                                    U.S. Government Adjustable             Adjustable Rate
                                                      Rate Mortgage Portfolio           Securities Portfolio
                                                     ------------------------          ----------------------
                                                    Shares            Amount          Shares          Amount
                                                  ----------       ------------      ---------      -----------
1995
 Shares sold..................................      8,454,626        $78,435,001      1,241,431      $12,019,117
 Shares issued in reinvestment of distributions     4,106,743         37,916,533        196,161        1,906,803
 Shares redeemed..............................    (37,893,534)      (349,690,196)    (2,973,631)     (28,776,292)
                                                  ----------       ------------      ---------      -----------
 Net decrease.................................    (25,332,165)    $ (233,338,662)    (1,536,039)   $ (14,850,372)
                                                  ==========       ============      =========      ===========
1994
 Shares sold..................................      3,234,621       $ 31,184,230      9,103,489    $  90,799,027
 Shares issued in reinvestment of distributions     5,053,223         47,948,131        426,689        4,211,388
 Shares redeemed..............................   (143,954,457)    (1,382,080,922)   (17,497,118)    (172,994,477)
 Changes from exercise of the exchange
 privilege:
   Shares redeemed............................             --                 --       (132,789)      (1,302,663)
                                                  ----------       ------------      ---------      -----------
 Net decrease.................................   (135,666,613)   $(1,302,948,561)    (8,099,729)   $ (79,286,725)
                                                  ==========       ============      =========      ===========

5. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1995, were as follows:

                                                           U.S. Government
                                                            Adjustable Rate     Adjustable Rate
                                                          Mortgage Portfolio Securities Portfolio
                                                              -----------        ------------
                  Purchases..............................      $118,370,164         $13,873,368
                                                              ===========        ============
                  Sales..................................      $344,966,249         $25,825,172
                                                              ===========        ============

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc. (Advisers), under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Portfolio, and receives fees computed monthly based on the average daily net assets of each Portfolio during the month, equal to an annualized rate of 40/100 of 1% for the first $5 billion of net assets, 35/100 of 1% of net assets in excess of $5 billion up to and including $10 billion, 33/100 of 1% of net assets in excess of $10 billion up to and including $15 billion, and 30/100 of 1% of net assets in excess of $15 billion. The terms of the management agreement provide that aggregate annual expenses of each Portfolio be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which each Portfolio's shares are registered. Each Portfolio's expenses did not exceed these limitations; however, for the year ended October 31, 1995, Advisers agreed in advance to waive $1,488,336 and $63,940 of the management fees for the Mortgage Portfolio and Securities Portfolio, respectively.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

As of October 31, 1995, 54,635,889 shares of the Mortgage Portfolio were owned by the Franklin Adjustable U.S. Government Securities Fund and 1,399,755 shares were owned by the Franklin Institutional Adjustable U.S. Government Securities Fund. This represents 98% and 2%, respectively, of the outstanding shares of the Mortgage Portfolio.

As of October 31, 1995, 1,736,779 shares of the Securities Portfolio were owned by the Franklin Adjustable Rate Securities Fund and 1,022,854 shares were owned by the Franklin Institutional Adjustable Securities Fund. This represents 63% and 37%, respectively, of the outstanding shares of the Securities Portfolio. The remaining 1,338 shares of the Securities Portfolio were owned by Franklin Resources, Inc.

Certain officers and trustees of the Trust are also officers and/or directors of Advisers, a wholly-owned subsidiary of Franklin Resources, Inc., and the Franklin Adjustable U.S. Government Securities Fund and the Franklin Adjustable Rate Securities Fund.


7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the years by Portfolio are as follows:

                    Per Share Operating Performance                                Ratios/Supplemental Data
            ----------------------------------------------                          -----------------------
                             Net
                         Realized &            Distri-   Distri-           Net              Net   Ratio of  Ratio of Net
        Net Asset Net    Unrealized            butions   butions          Asset           Assets  Expenses  Investment
Year    Value at  Invest- Gain      Total From From Net  From     Total   Value           at End to Average Income to  Portfolio
Ended   Beginning ment   (Loss)on  Investment  Investment Capital Distri- at End   Total  of Year   Net     Average     Turnover
Oct. 31,of Year  Income Securities Operations  Income     Gains   butions of Year Return (in 000's) Assets  Net Assets   Rate

U.S. Government Adjustable Rate Mortgage Portfolio
19921  $10.00    $.493  $ .013    $ .506     $(.493)    $(.003)  $(.496)  $10.01   5.13%$4,315,658  .31%*      7.25%*   48.96%
19933   10.01     .544   (.100)     .444      (.544)       --     (.544)    9.91   4.53  4,201,411  .30        5.49     66.44
19934    9.91     .313   (.090)     .223      (.313)       --     (.313)    9.82   2.28  2,130,229  .27*       4.15*    76.55
1994     9.82     .415   (.630)    (.215)     (.415)       --     (.415)    9.19  (2.22)   747,471  .02        4.01     56.43
1995     9.19     .572    .140      .712      (.572)       --     (.572)    9.33   7.99    522,802  .18        6.17     20.16
Adjustable Rate Securities Portfolio
19922   10.00      --      --        --         --         --       --     10.00    --          --   --         --        --
19933   10.00     .599    .020      .619      (.599)       --     (.599)   10.02   6.36     44,656   --        5.80     88.92
19934   10.02     .368    .010      .378      (.368)       --     (.368)   10.03   3.83    124,309  .11*       4.76*   158.70
1994    10.03     .469   (.340)     .129      (.469)       --     (.469)    9.69   1.32     41,619  .25        4.55    192.06
1995     9.69     .625    .120      .745      (.625)       --     (.625)    9.81   7.94     27,079  .25        6.36     50.29

*Annualized.
1For the period May 20, 1991 (effective date) to January 31, 1992. 2For the period December 26, 1991 (effective date) to January 31, 1992.
3For the year ended January 31,1993.
4For the nine months ended October 31,1993.
Total return measures the change in value of an investment over the period indicated. It is not annualized. It assumes reinvestment of dividends and of capital gains, if any, at net asset value. During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Portfolios. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                       Ratio of expenses
                                     to average net assets
U.S. Government Adjustable Rate
Mortgage Portfolio
19921...............................       .41%*
19933...............................       .42
19934...............................       .41*
1994................................       .42
1995................................       .43
                                       Ratio of expenses
                                     to average net assets
Adjustable Rate Securities Portfolio
19922...............................           --%
19933...............................       .64
19934...............................       .47*
1994................................       .43
1995................................       .47





ADJUSTABLE RATE SECURITIES PORTFOLIOS

Report of Independent Auditors



To the Shareholders and Board of Trustees of Adjustable Rate Securities Portfolios:

We have audited the accompanying statements of assets and liabilities of the two Portfolios comprising the Adjustable Rate Securities Portfolios (the Trust), including each Portfolio's statement of investments in securities and net assets, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in Note 7. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the two Portfolios comprising the Adjustable Rate Securities Portfolios as of October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in Note 7, in conformity with generally accepted accounting principles.

                                                  COOPERS & LYBRAND L.L.P.

San Francisco, California
December 8, 1995


Franklin Investors Securities Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PERSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.

Regional Breakdown on 10/31/95
North America                        42.9%
Europe                               31.7%
Australia/New Zealand                13.3%
Latin America                         9.3%
Mid-East/Africa                       1.5%
Asia                                  1.3%


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the Franklin Global Government Income Fund to that of the Salomon Brothers World Government Bond Index, based on a $10,000 investment from 4/1/88 to 10/31/95, for the Class I Shares.

Period Ending  Global Gov't Income Sal Bros World Gov't Bond Index

4/1/88                  $10,000                    $10,000
4/30/88                 $9,590                     $9,951
5/31/88                 $9,761                     $9,857
6/30/88                 $9,828                     $9,643
7/31/88                 $9,895                     $9,584
8/31/88                 $9,831                     $9,476
9/30/88                 $9,911                     $9,721
10/31/88                $10,206                    $10,170
11/30/88                $10,386                    $10,326
12/31/88                $10,312                    $10,220
1/31/89                 $10,473                    $10,071
2/28/89                 $10,324                    $10,078
3/31/89                 $10,327                    $9,938
4/30/89                 $10,381                    $10,069
5/31/89                 $10,229                    $9,857
6/30/89                 $10,567                    $10,055
7/31/89                 $10,782                    $10,512
8/31/89                 $10,838                    $10,159
9/30/89                 $10,723                    $10,352
10/31/89                $10,618                    $10,439
11/30/89                $10,720                    $10,534
12/31/89                $10,890                    $10,663
1/31/90                 $10,803                    $10,522
2/28/90                 $10,648                    $10,360
3/31/90                 $10,777                    $10,257
4/30/90                 $10,711                    $10,226
5/31/90                 $10,936                    $10,565
6/30/90                 $11,269                    $10,758
7/31/90                 $11,558                    $11,095
8/31/90                 $11,405                    $11,009
9/30/90                 $11,372                    $11,132
10/31/90                $11,424                    $11,628
11/30/90                $11,625                    $11,821
12/31/90                $11,716                    $11,938
1/31/91                 $11,860                    $12,237
2/28/91                 $12,194                    $12,240
3/31/91                 $11,967                    $11,796
4/30/91                 $12,153                    $11,978
5/31/91                 $12,300                    $11,962
6/30/91                 $12,199                    $11,837
7/31/91                 $12,444                    $12,090
8/31/91                 $12,516                    $12,325
9/30/91                 $12,849                    $12,806
10/31/91                $13,026                    $12,941
11/30/91                $13,008                    $13,143
12/31/91                $13,383                    $13,826
1/31/92                 $13,352                    $13,580
2/29/92                 $13,364                    $13,504
3/31/92                 $13,347                    $13,361
4/30/92                 $13,475                    $13,457
5/31/92                 $13,764                    $13,870
6/30/92                 $13,747                    $14,259
7/31/92                 $13,863                    $14,591
8/31/92                 $13,766                    $14,999
9/30/92                 $13,142                    $15,149
10/31/92                $13,382                    $14,737
11/30/92                $13,111                    $14,503
12/31/92                $13,351                    $14,590
1/31/93                 $13,545                    $14,844
2/28/93                 $13,803                    $15,136
3/31/93                 $14,302                    $15,369
4/30/93                 $14,724                    $15,694
5/31/93                 $14,956                    $15,851
6/30/93                 $14,897                    $15,817
7/31/93                 $14,854                    $15,862
8/31/93                 $15,222                    $16,339
9/30/93                 $15,196                    $16,533
10/31/93                $15,635                    $16,505
11/30/93                $15,273                    $16,388
12/31/93                $15,838                    $16,527
1/31/94                 $16,152                    $16,660
2/28/94                 $15,660                    $16,551
3/31/94                 $15,009                    $16,528
4/30/94                 $15,000                    $16,546
5/31/94                 $15,111                    $16,401
6/30/94                 $14,359                    $16,637
7/31/94                 $14,562                    $16,770
8/31/94                 $14,713                    $16,711
9/30/94                 $14,685                    $16,832
10/31/94                $14,758                    $17,101
11/30/94                $14,740                    $16,865
12/31/94                $14,609                    $16,912
1/31/95                 $14,517                    $17,267
2/28/95                 $14,724                    $17,709
3/31/95                 $15,028                    $18,761
4/30/95                 $15,390                    $19,108
5/31/95                 $15,794                    $19,647
6/30/95                 $15,852                    $19,763
7/31/95                 $15,988                    $19,811
8/31/95                 $16,029                    $19,129
9/30/95                 $16,385                    $19,556
10/31/95                $16,624                    $19,700






GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Short-Intermediate U.S. Government Securities Fund to that of the Lehman Brothers Mutual Fund Short U.S. Treasury 1-5 Year Index and the Consumer Price Index, based on a $10,000 investment from 5/1/87 to 10/31/95.

Period Ending  SIUSGS        LB 1-5 Trsy           CPI
5/1/87                 $9,777                $10,000              $10,000
5/31/87                $9,806                $10,002              $10,035
6/30/87                $9,893                $10,116              $10,070
7/31/87                $9,922                $10,161              $10,096
8/31/87                $9,922                $10,162              $10,150
9/30/87                $9,875                $10,089              $10,203
10/31/87               $10,091               $10,334              $10,229
11/30/87               $10,141               $10,401              $10,238
12/31/87               $10,211               $10,481              $10,238
1/31/88                $10,382               $10,676              $10,265
2/29/88                $10,463               $10,774              $10,292
3/31/88                $10,474               $10,770              $10,336
4/30/88                $10,475               $10,772              $10,390
5/31/88                $10,466               $10,746              $10,425
6/30/88                $10,570               $10,876              $10,470
7/31/88                $10,571               $10,867              $10,514
8/31/88                $10,582               $10,879              $10,558
9/30/88                $10,708               $11,028              $10,629
10/31/88               $10,817               $11,155              $10,664
11/30/88               $10,778               $11,097              $10,672
12/31/88               $10,802               $11,110              $10,690
1/31/89                $10,881               $11,203              $10,744
2/28/89                $10,884               $11,184              $10,788
3/31/89                $10,930               $11,232              $10,850
4/30/89                $11,097               $11,439              $10,921
5/31/89                $11,231               $11,618              $10,983
6/30/89                $11,410               $11,871              $11,010
7/31/89                $11,558               $12,080              $11,036
8/31/89                $11,459               $11,962              $11,054
9/30/89                $11,518               $12,024              $11,089
10/31/89               $11,713               $12,242              $11,142
11/30/89               $11,807               $12,354              $11,169
12/31/89               $11,844               $12,399              $11,187
1/31/90                $11,858               $12,373              $11,302
2/28/90                $11,930               $12,428              $11,355
3/31/90                $11,956               $12,453              $11,418
4/30/90                $11,959               $12,454              $11,436
5/31/90                $12,152               $12,677              $11,462
6/30/90                $12,287               $12,826              $11,524
7/31/90                $12,423               $12,998              $11,568
8/31/90                $12,450               $13,012              $11,674
9/30/90                $12,563               $13,122              $11,772
10/31/90               $12,702               $13,286              $11,843
11/30/90               $12,829               $13,439              $11,869
12/31/90               $12,987               $13,613              $11,869
1/31/91                $13,091               $13,746              $11,940
2/28/91                $13,169               $13,829              $11,958
3/31/91                $13,249               $13,914              $11,976
4/30/91                $13,368               $14,056              $11,994
5/31/91                $13,436               $14,139              $12,030
6/30/91                $13,469               $14,173              $12,065
7/31/91                $13,581               $14,315              $12,083
8/31/91                $13,773               $14,551              $12,118
9/30/91                $13,926               $14,749              $12,172
10/31/91               $14,081               $14,921              $12,190
11/30/91               $14,209               $15,090              $12,225
12/31/91               $14,553               $15,381              $12,234
1/31/92                $14,352               $15,303              $12,252
2/29/92                $14,385               $15,343              $12,296
3/31/92                $14,316               $15,306              $12,359
4/30/92                $14,441               $15,454              $12,376
5/31/92                $14,652               $15,643              $12,393
6/30/92                $14,878               $15,846              $12,438
7/31/92                $15,192               $16,093              $12,464
8/31/92                $15,349               $16,256              $12,499
9/30/92                $15,617               $16,453              $12,534
10/31/92               $15,366               $16,288              $12,578
11/30/92               $15,272               $16,233              $12,596
12/31/92               $15,519               $16,415              $12,587
1/31/93                $15,807               $16,674              $12,648
2/28/93                $16,083               $16,869              $12,693
3/31/93                $16,149               $16,926              $12,737
4/30/93                $16,245               $17,055              $12,773
5/31/93                $16,191               $16,997              $12,791
6/30/93                $16,402               $17,181              $12,809
7/31/93                $16,423               $17,211              $12,809
8/31/93                $16,674               $17,418              $12,844
9/30/93                $16,727               $17,475              $12,871
10/31/93               $16,755               $17,517              $12,924
11/30/93               $16,658               $17,479              $12,933
12/31/93               $16,721               $17,549              $12,933
1/31/94                $16,891               $17,694              $12,968
2/28/94                $16,635               $17,514              $13,012
3/31/94                $16,410               $17,342              $13,056
4/30/94                $16,279               $17,242              $13,075
5/31/94                $16,292               $17,261              $13,084
6/30/94                $16,289               $17,287              $13,128
7/31/94                $16,482               $17,475              $13,164
8/31/94                $16,518               $17,529              $13,217
9/30/94                $16,407               $17,435              $13,252
10/31/94               $16,430               $17,457              $13,261
11/30/94               $16,338               $17,370              $13,279
12/31/94               $16,361               $17,410              $13,279
1/31/95                $16,599               $17,674              $13,332
2/28/95                $16,855               $17,973              $13,385
3/31/95                $16,945               $18,074              $13,429
4/30/95                $17,091               $18,260              $13,474
5/31/95                $17,422               $18,680              $13,501
6/30/95                $17,518               $18,792              $13,528
7/31/95                $17,564               $18,833              $13,528
8/31/95                $17,661               $18,961              $13,563
9/30/95                $17,742               $19,068              $13,590
10/31/95               $17,892               $19,253              $13,635

GRAPHIC MATERIAL (4)

This chart shows in pie chart format the fund's securities breakdown by sector as a percentage of the fund's total net assets.

Portfolio Breakdown on 10/31/95
Convertible Bonds                           65.9%
Convertible Preferred Stocks                27.0%
Cash & Equivalents                           7.1%

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin
Convertible Securities Fund to that of the Goldman Sachs Convertible 100 Index, based on a $10,000 investment from 5/1/87 to 10/31/95.

Period Ending         Convertible Sec.             G.S. Convertible 100
5/1/87                         $9,546                       $10,000
5/31/87                        $9,633                       $9,961
6/30/87                        $9,681                       $10,165
7/31/87                        $9,923                       $10,598
8/31/87                        $10,116                      $10,820
9/30/87                        $9,913                       $10,560
10/31/87                       $8,681                       $8,627
11/30/87                       $8,564                       $8,420
12/31/87                       $8,855                       $8,787
1/31/88                        $9,091                       $9,235
2/29/88                        $9,468                       $9,612
3/31/88                        $9,575                       $9,699
4/30/88                        $9,694                       $9,809
5/31/88                        $9,629                       $9,740
6/30/88                        $10,005                      $10,120
7/31/88                        $9,868                       $9,966
8/31/88                        $9,730                       $9,756
9/30/88                        $9,800                       $9,840
10/31/88                       $9,965                       $9,999
11/30/88                       $9,877                       $9,798
12/31/88                       $9,853                       $9,963
1/31/89                        $10,310                      $10,453
2/28/89                        $10,339                      $10,487
3/31/89                        $10,281                      $10,559
4/30/89                        $10,648                      $10,843
5/31/89                        $10,875                      $10,975
6/30/89                        $10,838                      $10,862
7/31/89                        $11,078                      $11,007
8/31/89                        $11,331                      $11,244
9/30/89                        $11,238                      $11,034
10/31/89                       $10,828                      $10,585
11/30/89                       $10,950                      $10,722
12/31/89                       $11,051                      $10,704
1/31/90                        $10,737                      $10,152
2/28/90                        $10,803                      $10,225
3/31/90                        $11,055                      $10,383
4/30/90                        $10,805                      $10,019
5/31/90                        $11,296                      $10,644
6/30/90                        $11,470                      $10,617
7/31/90                        $11,311                      $10,501
8/31/90                        $10,601                      $9,917
9/30/90                        $10,029                      $9,364
10/31/90                       $9,528                       $8,859
11/30/90                       $9,965                       $9,355
12/31/90                       $10,415                      $9,604
1/31/91                        $10,818                      $10,127
2/28/91                        $11,487                      $10,736
3/31/91                        $11,918                      $10,975
4/30/91                        $12,196                      $11,082
5/31/91                        $12,660                      $11,487
6/30/91                        $12,239                      $11,129
7/31/91                        $12,758                      $11,431
8/31/91                        $13,216                      $11,801
9/30/91                        $13,239                      $11,769
10/31/91                       $13,369                      $12,002
11/30/91                       $13,204                      $11,687
12/31/91                       $13,917                      $12,264
1/31/92                        $14,265                      $12,856
2/29/92                        $14,492                      $13,152
3/31/92                        $14,296                      $12,999
4/30/92                        $14,347                      $13,008
5/31/92                        $14,620                      $13,290
6/30/92                        $14,380                      $13,156
7/31/92                        $14,895                      $13,617
8/31/92                        $14,708                      $13,610
9/30/92                        $14,929                      $13,888
10/31/92                       $15,110                      $13,914
11/30/92                       $15,749                      $14,235
12/31/92                       $16,177                      $14,429
1/31/93                        $16,607                      $14,756
2/28/93                        $16,546                      $14,928
3/31/93                        $17,198                      $15,431
4/30/93                        $17,165                      $15,403
5/31/93                        $17,632                      $15,788
6/30/93                        $17,821                      $16,026
7/31/93                        $18,026                      $15,986
8/31/93                        $18,680                      $16,431
9/30/93                        $18,977                      $16,450
10/31/93                       $19,380                      $16,702
11/30/93                       $19,021                      $16,642
12/31/93                       $19,500                      $16,900
1/31/94                        $20,030                      $17,316
2/28/94                        $19,957                      $17,238
3/31/94                        $19,227                      $16,722
4/30/94                        $18,936                      $16,421
5/31/94                        $19,008                      $16,471
6/30/94                        $18,985                      $16,309
7/31/94                        $19,406                      $16,648
8/31/94                        $19,877                      $17,118
9/30/94                        $19,791                      $16,866
10/31/94                       $19,801                      $16,787
11/30/94                       $19,232                      $16,198
12/31/94                       $19,181                      $16,080
1/31/95                        $19,061                      $16,398
2/28/95                        $19,458                      $16,941
3/31/95                        $20,015                      $17,440
4/30/95                        $20,556                      $17,861
5/31/95                        $21,169                      $18,373
6/30/95                        $21,784                      $18,989
7/31/95                        $22,667                      $19,572
8/31/95                        $22,881                      $19,816
9/30/95                        $23,307                      $20,048
10/31/95                       $22,806                      $19,611

GRAPHIC MATERIAL (6)

The following line graph compares the Franklin Adjustable U.S. Government Securities Fund's distribution rate to the One-Year Treasury Bill Annualized Yield from 11/1/94 to 10/31/95.

Period Ending         Adj USGS                     1-Yr T-Bill
11/94                          4.61%                        6.91%
12/94                          5.16%                        7.20%
1/95                           5.52%                        6.84%
2/95                           5.62%                        6.43%
3/95                           5.61%                        6.09%
4/95                           5.71%                        6.32%
5/95                           5.62%                        5.80%
6/95                           5.92%                        5.33%
7/95                           6.04%                        5.67%
8/95                           6.02%                        5.65%
9/95                           6.02%                        5.65%
10/95                          6.03%                        5.30%


GRAPHIC MATERIAL (7)

The following line graph hypothetically compares the performance of the Franklin Adjustable U.S. Government Securities Fund to that of the Lehman Brothers Mutual Fund Short U.S. Government Index 1-2 Year, Lehman Brothers Mutual Fund Short U.S. Government Index 1-5 Year, and the 6-month CD, based on a $10,000 investment from 11/1/87 to 10/31/95.

Period Ending  Adj USGS       LB 1-2    LB 1-5          6-month CD
11/1/87               $10,000          $10,000          $10,000          $10,000
11/30/87              $9,775           $10,061          $10,066          $10,055
12/31/87              $9,834           $10,123          $10,146          $10,108
1/31/88               $9,941           $10,264          $10,336          $10,161
2/29/88               $10,020          $10,345          $10,435          $10,214
3/31/88               $10,078          $10,375          $10,432          $10,268
4/30/88               $10,097          $10,396          $10,432          $10,324
5/31/88               $10,076          $10,395          $10,406          $10,385
6/30/88               $10,164          $10,491          $10,533          $10,446
7/31/88               $10,183          $10,508          $10,525          $10,512
8/31/88               $10,203          $10,534          $10,538          $10,582
9/30/88               $10,283          $10,646          $10,684          $10,650
10/31/88              $10,384          $10,747          $10,808          $10,720
11/30/88              $10,424          $10,732          $10,751          $10,793
12/31/88              $10,464          $10,762          $10,765          $10,868
1/31/89               $10,537          $10,844          $10,855          $10,945
2/28/89               $10,558          $10,850          $10,837          $11,028
3/31/89               $10,605          $10,901          $10,878          $11,114
4/30/89               $10,726          $11,032          $11,080          $11,201
5/31/89               $10,816          $11,179          $11,258          $11,283
6/30/89               $10,925          $11,364          $11,503          $11,361
7/31/89               $11,004          $11,518          $11,703          $11,436
8/31/89               $11,085          $11,470          $11,591          $11,511
9/30/89               $11,187          $11,540          $11,652          $11,587
10/31/89              $11,325          $11,692          $11,862          $11,661
11/30/89              $11,429          $11,796          $11,973          $11,731
12/31/89              $11,546          $11,841          $12,016          $11,803
1/31/90               $11,607          $11,869          $11,996          $11,876
2/28/90               $11,692          $11,933          $12,051          $11,951
3/31/90               $11,786          $11,976          $12,075          $12,026
4/30/90               $11,866          $12,015          $12,079          $12,103
5/31/90               $11,972          $12,186          $12,295          $12,181
6/30/90               $12,063          $12,305          $12,439          $12,259
7/31/90               $12,175          $12,440          $12,607          $12,336
8/31/90               $12,261          $12,493          $12,621          $12,414
9/30/90               $12,359          $12,585          $12,728          $12,492
10/31/90              $12,446          $12,717          $12,886          $12,569
11/30/90              $12,534          $12,831          $13,035          $12,646
12/31/90              $12,647          $12,974          $13,202          $12,722
1/31/91               $12,758          $13,093          $13,331          $12,792
2/28/91               $12,866          $13,180          $13,414          $12,857
3/31/91               $12,973          $13,270          $13497.          $12,920
4/30/91               $13,055          $13,385          $13,635          $12,981
5/31/91               $13,134          $13,460          $13,717          $13,042
6/30/91               $13,184          $13,520          $13,750          $13,104
7/31/91               $13,323          $13,625          $13,887          $13,167
8/31/91               $13,422          $13,795          $14,115          $13,226
9/30/91               $13,544          $13,920          $14,307          $13,283
10/31/91              $13,626          $14,056          $14,473          $13,336
11/30/91              $13,665          $14,196          $14,636          $13,386
12/31/91              $13,743          $14,381          $14,913          $13,427
1/31/92               $13,773          $14,382          $14,840          $13,468
2/29/92               $13,844          $14,424          $14,878          $13,509
3/31/92               $13,900          $14,439          $14,844          $13,553
4/30/92               $13,939          $14,563          $14,988          $13,593
5/31/92               $14,030          $14,685          $15,171          $13,634
6/30/92               $14,122          $14,811          $15,365          $13,674
7/31/92               $14,133          $14,964          $15,602          $13,708
8/31/92               $14,193          $15,070          $15,756          $13,742
9/30/92               $14,251          $15,195          $15,944          $13,774
10/31/92              $14,210          $15,125          $15,789          $13,807
11/30/92              $14,239          $15,111          $15,737          $13,845
12/31/92              $14,294          $15,240          $15,910          $13,880
1/31/93               $14,346          $15,379          $16,158          $13,913
2/28/93               $14,411          $15,487          $16,347          $13,945
3/31/93               $14,430          $15,529          $16,405          $13,977
4/30/93               $14,505          $15,614          $16,528          $14,009
5/31/93               $14,507          $15,581          $16,475          $14,042
6/30/93               $14,585          $15,678          $16,649          $14,075
7/31/93               $14,634          $15,715          $16,679          $14,109
8/31/93               $14,681          $15,825          $16,876          $14,142
9/30/93               $14,664          $15,874          $16,932          $14,174
10/31/93              $14,631          $15,908          $16,973          $14,207
11/30/93              $14,523          $15,922          $16,937          $14,239
12/31/93              $14,487          $15,978          $17,005          $14,272
1/31/94               $14,538          $16,069          $17,144          $14,304
2/28/94               $14,452          $15,998          $16,973          $14,341
3/31/94               $14,348          $15,956          $16,808          $14,382
4/30/94               $14,255          $15,913          $16,710          $14,428
5/31/94               $14,320          $15,940          $16,728          $14,479
6/30/94               $14,360          $15,984          $16,753          $14,532
7/31/94               $14,420          $16,112          $16,937          $14,586
8/31/94               $14,420          $16,167          $16,990          $14,640
9/30/94               $14,405          $16,154          $16,900          $14,699
10/31/94              $14,240          $16,199          $16,922          $14,768
11/30/94              $14,233          $16,147          $16,837          $14,836
12/31/94              $14,202          $16,186          $16,874          $14,910
1/31/95               $14,316          $16,384          $17,131          $14,981
2/28/95               $14,480          $16,579          $17,420          $15,052
3/31/95               $14,565          $16,673          $17,518          $15,123
4/30/95               $14,700          $16,808          $17,698          $15,192
5/31/95               $15,011          $17,042          $18,104          $15,259
6/30/95               $14,958          $17,132          $18,209          $15,325
7/31/95               $15,051          $17,213          $18,251          $15,391
8/31/95               $15,177          $17,307          $18,376          $15,457
9/30/95               $15,255          $17,385          $18,479          $15,523
10/31/95              $15,317          $17,514          $18,657          $15,596






GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin Equity Income Fund to that of the S&P 500 Index and the Consumer Price Index
(CPI), based on a $10,000 investment from 4/1/88 to 10/31/95.

Period Ending  Equity Income S&P 500       CPI
4/1/88                  $9,552                $10,000               $10,000
4/30/88                 $9,523                $10,111               $10,052
5/31/88                 $9,685                $10,198               $10,086
6/30/88                 $10,019               $10,666               $10,130
7/31/88                 $10,048               $10,626               $10,172
8/31/88                 $9,934                $10,264               $10,215
9/30/88                 $10,241               $10,701               $10,283
10/31/88                $10,435               $10,999               $10,317
11/30/88                $10,303               $10,842               $10,325
12/31/88                $10,374               $11,030               $10,343
1/31/89                 $10,951               $11,838               $10,395
2/28/89                 $10,813               $11,543               $10,437
3/31/89                 $11,046               $11,812               $10,498
4/30/89                 $11,461               $12,425               $10,566
5/31/89                 $11,806               $12,928               $10,626
6/30/89                 $11,848               $12,855               $10,652
7/31/89                 $12,648               $14,015               $10,677
8/31/89                 $12,807               $14,290               $10,694
9/30/89                 $12,801               $14,231               $10,729
10/31/89                $12,443               $13,901               $10,780
11/30/89                $12,625               $14,185               $10,806
12/31/89                $12,859               $14,525               $10,823
1/31/90                 $12,230               $13,551               $10,935
2/28/90                 $12,426               $13,725               $10,986
3/31/90                 $12,505               $14,089               $11,047
4/30/90                 $12,080               $13,738               $11,064
5/31/90                 $12,870               $15,078               $11,090
6/30/90                 $12,735               $14,977               $11,150
7/31/90                 $12,467               $14,929               $11,192
8/31/90                 $11,517               $13,579               $11,295
9/30/90                 $10,992               $12,918               $11,390
10/31/90                $10,896               $12,862               $11,458
11/30/90                $11,594               $13,693               $11,483
12/31/90                $11,723               $14,075               $11,483
1/31/91                 $12,151               $14,689               $11,552
2/28/91                 $12,899               $15,739               $11,570
3/31/91                 $13,067               $16,120               $11,587
4/30/91                 $13,164               $16,159               $11,604
5/31/91                 $13,705               $16,855               $11,639
6/30/91                 $13,139               $16,083               $11,673
7/31/91                 $13,673               $16,833               $11,690
8/31/91                 $14,079               $17,232               $11,724
9/30/91                 $14,109               $16,944               $11,776
10/31/91                $14,341               $17,171               $11,794
11/30/91                $14,036               $16,479               $11,828
12/31/91                $15,029               $18,364               $11,836
1/31/92                 $14,950               $18,023               $11,854
2/29/92                 $15,163               $18,255               $11,897
3/31/92                 $14,973               $17,899               $11,957
4/30/92                 $15,691               $18,424               $11,974
5/31/92                 $15,845               $18,514               $11,991
6/30/92                 $15,963               $18,238               $12,034
7/31/92                 $16,716               $18,984               $12,059
8/31/92                 $16,448               $18,595               $12,093
9/30/92                 $16,354               $18,812               $12,127
10/31/92                $16,197               $18,876               $12,169
11/30/92                $16,647               $19,518               $12,186
12/31/92                $17,020               $19,758               $12,178
1/31/93                 $17,414               $19,924               $12,237
2/28/93                 $17,927               $20,195               $12,280
3/31/93                 $18,401               $20,621               $12,323
4/30/93                 $18,368               $20,122               $12,358
5/31/93                 $18,637               $20,660               $12,375
6/30/93                 $18,791               $20,719               $12,392
7/31/93                 $18,984               $20,637               $12,392
8/31/93                 $19,671               $21,419               $12,427
9/30/93                 $19,799               $21,254               $12,453
10/31/93                $20,102               $21,691               $12,504
11/30/93                $19,893               $21,488               $12,513
12/31/93                $20,055               $21,748               $12,513
1/31/94                 $20,524               $22,487               $12,547
2/28/94                 $19,956               $21,878               $12,589
3/31/94                 $19,115               $20,924               $12,632
4/30/94                 $19,264               $21,192               $12,650
5/31/94                 $19,505               $21,539               $12,659
6/30/94                 $19,462               $21,011               $12,702
7/31/94                 $19,977               $21,701               $12,736
8/31/94                 $20,767               $22,590               $12,787
9/30/94                 $20,364               $22,039               $12,822
10/31/94                $20,495               $22,535               $12,831
11/30/94                $19,915               $21,715               $12,847
12/31/94                $19,990               $22,036               $12,847
1/31/95                 $20,556               $22,607               $12,899
2/28/95                 $20,960               $23,489               $12,950
3/31/95                 $21,260               $24,182               $12,993
4/30/95                 $21,727               $24,892               $13,036
5/31/95                 $22,180               $25,888               $13,062
6/30/95                 $22,301               $26,489               $13,088
7/31/95                 $22,590               $27,368               $13,088
8/31/95                 $22,804               $27,437               $13,122
9/30/95                 $23,600               $28,594               $13,148
10/31/95                $23,399               $28,491               $13,192


GRAPHIC MATERIAL (9)

The following line graph compares the Franklin Adjustable Rate Securities Fund's distribution rate to the One-Year Treasury Bill Annualized Yield from 11/1/94 to 10/31/95.

Period Ending         Adj USGS                     1-Yr T-Bill
11/94                          5.61%                        6.91%
12/94                          5.11%                        7.20%
1/95                           5.44%                        6.84%
2/95                           7.13%                        6.43%
3/95                           5.43%                        6.09%
4/95                           6.11%                        6.32%
5/95                           5.78%                        5.80%
6/95                           6.48%                        5.33%
7/95                           5.58%                        5.67%
8/95                           5.73%                        5.65%
9/95                           5.85%                        5.65%
10/95                          5.66%                        5.30%


GRAPHIC MATERIAL (10)

The following line graph hypothetically compares the performance of the Franklin Adjustable U.S. Government Securities Fund to that of the Lehman Brothers Mutual Fund Short U.S. Government Index 1-2 Year, Lehman Brothers Mutual Fund Short U.S. Government Index 1-5 Year, and the 6-month CD, based on a $10,000 investment from 1/1/92 to 10/31/95.

Period Ending  Adj USGS       LB 1-2    LB 1-5          6-month CD
1/1/92             $9,775            $10,000           $10,000          $10,000
1/31/92            $9,775            $10,001           $9,951           $10,030
2/29/92            $9,804            $10,030           $9,977           $10,061.09
3/31/92            $9,847            $10,041           $9,954           $10,093
4/30/92            $9,933            $10,126           $10,050          $10,124
5/31/92            $9,981            $10,211           $10,173          $10,154
6/30/92            $10,065           $10,299           $10,303          $10,183
7/31/92            $10,097           $10,405           $10,462          $10,209
8/31/92            $10,165           $10,479           $10,566          $10,234
9/30/92            $10,232           $10,566           $10,691          $10,258
10/31/92           $10,249           $10,517           $10,588          $10,283
11/30/92           $10,284           $10,507           $10,553          $10,311
12/31/92           $10,362           $10,597           $10,669          $10,337
1/31/93            $10,409           $10,694           $10,835          $10,362
2/28/93            $10,486           $10,769           $10,962          $10,386
3/31/93            $10,547           $10,798           $11,000          $10,410
4/30/93            $10,602           $10,857           $11,083          $10,434
5/31/93            $10,622           $10,834           $11,047          $10,458
6/30/93            $10,661           $10,902           $11,164          $10,483
7/31/93            $10,713           $10,928           $11,185          $10,508
8/31/93            $10,754           $11,004           $11,317          $10,532
9/30/93            $10,785           $11,038           $11,354          $10,556
10/31/93           $10,807           $11,062           $11,381          $10,580
11/30/93           $10,826           $11,071           $11,357          $10,605
12/31/93           $10,868           $11,111           $11,403          $10,629
1/31/94            $10,891           $11,173           $11,496          $10,653
2/28/94            $10,865           $11,124           $11,382          $10,680
3/31/94            $10,768           $11,095           $11,271          $10,711
4/30/94            $10,763           $11,066           $11,205          $10,746
5/31/94            $10,802           $11,084           $11,217          $10,783
6/30/94            $10,821           $11,115           $11,234          $10,823
7/31/94            $10,864           $11,204           $11,357          $10,863
8/31/94            $10,926           $11,242           $11,393          $10,903
9/30/94            $10,897           $11,233           $11,333          $10,947
10/31/94           $10,927           $11,264           $11,347          $10,998
11/30/94           $10,934           $11,228           $11,290          $11,049
12/31/94           $10,981           $11,255           $11,315          $11,104
1/31/95            $11,034           $11,392           $11,487          $11,157
2/28/95            $11,131           $11,528           $11,681          $11,210
3/31/95            $11,183           $11,594           $11,747          $11,263
4/30/95            $11,272           $11,688           $11,868          $11,314
5/31/95            $11,403           $11,850           $12,140          $11,364
6/30/95            $11,477           $11,913           $12,210          $11,413
7/31/95            $11,497           $11,969           $12,238          $11,462
8/31/95            $11,602           $12,035           $12,323          $11,511
9/30/95            $11,657           $12,089           $12,392          $11,561
10/31/95           $11,740           $12,178           $12,510          $11,615